SCHEDULE 14C

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                           Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [ ]
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Check the appropriate box:

[X]      Preliminary Information Statement

[  ]     Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[  ]     Definitive Information Statement

         JNL Series Trust

         (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ]      Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

         (1) Title of each class of securities to which transaction applies:
         (2) Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
         (4) Proposed maximum aggregate value of transaction:
         (5) Total fee paid:

[  ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:
         (2) Form, Schedule or Registration Statement No.:
         (3) Filing Party:
         (4) Date Filed:

Dear Variable Annuity and Variable Life Contract Owners:

     Although you are not a shareholder of JNL Series Trust (the "Trust"), your purchase payments and the earnings on such purchase payments under your variable annuity or variable life contracts issued by Jackson National Life Insurance Company ("Jackson National Life") or Jackson National Life Insurance Company of New York ("Jackson National NY") are invested in shares of one or more of the funds of the Trust through subaccounts of separate accounts established by Jackson National Life or Jackson National NY for such purposes.

     Enclosed please find the Trust's Information Statement regarding (i) the sub-adviser changes for four funds and (ii) a fund consolidation that involves a change in sub-adviser:
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       NEW SUB-ADVISORY AGREEMENT WITH WELLINGTON MANAGEMENT COMPANY, LLP

FUNDS                                      FORMER SUB-ADVISER                 NEW SUB-ADVISER

JNL/Janus Aggressive Growth Fund           Janus Capital Management LLC       Wellington Management Company, LLP
JNL/Janus Global Equities Fund             Janus Capital Management LLC       Wellington Management Company, LLP

     NEW SUB-ADVISORY AGREEMENT WITH FIDELITY MANAGEMENT & RESEARCH COMPANY

FUNDS                                      FORMER SUB-ADVISER                 NEW SUB-ADVISER

JNL/Janus Capital Growth Fund              Janus Capital Management LLC       Fidelity Management & Research Company
JNL/Janus Balanced Fund                    Janus Capital Management LLC       Fidelity Management & Research Company

    FUND CONSOLIDATION WITH FUND SUB-ADVISED BY EAGLE ASSET MANAGEMENT, INC.

ACQUIRED FUND                   ACQUIRING FUND             SUB-ADVISER TO ACQUIRED FUND   SUB-ADVISER TO ACQUIRING
                                                                                          FUND

JNL/Janus Growth & Income Fund  JNL/Eagle Core Equity      Janus Capital Management LLC   Eagle Asset Management, Inc.
                                Fund

PLEASE NOTE THAT WE ARE NOT ASKING YOU FOR VOTING INSTRUCTIONS AND YOU ARE REQUESTED NOT TO SEND US VOTING INSTRUCTIONS.

     If you have any questions regarding any of the changes, please call one of the following numbers on any business day:

  For Jackson National Life variable annuity and variable life contracts: (800) 766-4683
  For Jackson National NY variable annuity and variable life contracts: (800) 599-5651


                                         Sincerely,

                                         /s/ Robert A. Fritts

                                         ROBERT A. FRITTS
                                         President and Chief Executive Officer


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


                                JNL SERIES TRUST

                           ---------------------------

                INFORMATION STATEMENT TO SHAREHOLDERS REGARDING:

                        JNL/Janus Aggressive Growth Fund
                         JNL/Janus Global Equities Fund
                          JNL/Janus Capital Growth Fund
                             JNL/Janus Balanced Fund
                         JNL/Janus Growth & Income Fund

           ----------------------------------------------------------

                                   May 3, 2004



                                TABLE OF CONTENTS


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                                                                                                     PAGE
                                                                                                    ------
INFORMATION STATEMENT

I. Introduction

II. New Sub-Advisory Agreement with Wellington Management Company, LLP

III. New Sub-Advisory Agreement with Fidelity Management & Research Company

IV. Consolidation of JNL/Janus Growth & Income Fund with and into JNL/Eagle Core
Equity Fund

V. Additional Information

VI. Other Matters

Exhibit A - Executive Officers and Directors of Wellington Management
Exhibit B - Executive Officers and Directors of FMR
Exhibit C - Executive Officers and Directors of Eagle
Exhibit D - Wellington Sub-Advisory Agreement
Exhibit E - FMR Sub-Advisory Agreement
Exhibit F - Eagle Sub-Advisory Agreement
Exhibit G - Plan of Reorganization
Exhibit H - Comparison of the JNL/Select Large Cap Growth Fund and JNL/Janus Aggressive Growth Fund
Exhibit I - Comparison of the JNL/Select Global Growth Fund and JNL/Janus Global Equities Fund
Exhibit J - Comparison of the JNL/FMR Capital Growth Fund and JNL/Janus Capital Growth Fund
Exhibit K - Comparison of the JNL/FMR Balanced Fund and JNL/Janus Balanced Fund
Exhibit L - Comparison of the JNL/Eagle Core Equity Fund and JNL/Janus Growth & Income Fund


                                JNL SERIES TRUST
                    1 Corporate Way, Lansing, Michigan 48951

                INFORMATION STATEMENT TO SHAREHOLDERS REGARDING:

                        JNL/Janus Aggressive Growth Fund
                         JNL/Janus Global Equities Fund
                          JNL/Janus Capital Growth Fund
                             JNL/Janus Balanced Fund
                         JNL/Janus Growth & Income Fund

                                                                  May 3, 2004


I.   INTRODUCTION

     JNL Series Trust (the "Trust"), a Massachusetts business trust, is an open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended ("1940 Act"). The trust currently offers shares in 46 Funds. As Adviser to the Trust, Jackson National Asset Management, LLC ("JNAM") selects, contracts with, compensates and monitors sub-advisers to manage the investment and reinvestment of the assets of each of the Funds of the Trust. In addition, JNAM monitors the compliance of the sub-advisers with the investment objectives and related policies of each Fund and reviews the performance of the sub-advisers and reports periodically on such performance to the Board of Trustees of the Trust ("Board" or the "Trustees"). JNAM does not currently manage any of the Funds' assets on a day-to-day basis. Jackson National Life Distributors ("JNLD"), an affiliate of the Trust and the Adviser, is principal underwriter for the Trust.

     On January 29, 2004, the Board, including all of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement (the "Disinterested Trustees"), approved the following transactions, which took effect on May 1, 2004:

     1) the replacement of Janus Capital Management LLC ("Janus") with Wellington Management Company, LLP ("Wellington Management") as sub-adviser for the JNL/Janus Aggressive Growth Fund and JNL/Janus Global Equities Fund and approval of a Sub-Advisory Agreement with Wellington Management;

     2) the replacement of Janus as sub-adviser with Fidelity Management & Research Company ("FMR") for the JNL/Janus Capital Growth Fund and the JNL/Janus Balanced Fund and the approval of a Sub-Advisory Agreement with FMR; and

     3) the consolidation of the JNL/Janus Growth and Income Fund, which is sub-advised by Janus, with and into the JNL/Eagle Core Equity Fund, which is sub-advised by Eagle Asset Management, Inc. ("Eagle").

     Neither Wellington Management, FMR nor Eagle is an affiliate of JNAM (other than by reason of serving as a sub-adviser to a Fund).

     The Trust has received an order from the Securities and Exchange Commission permitting it to enter into sub-advisory agreements appointing sub-advisers that are not affiliates of JNAM (other than by reason of serving as a sub-adviser to a Fund) without shareholder approval (the "Order"). The Trust therefore is able to change sub-advisers from time to time without the expense and delays associated with obtaining shareholder approval. However, a condition of this Order is that notice and certain information be sent to shareholders informing them of changes in sub-advisers pursuant to the Order. Pursuant to Rule 17a-8 of the 1940 Act, a shareholder vote is not required for certain reorganizations of affiliated funds. However, under Rule 17a-8, the sub-adviser for the funds being merged must be same. Therefore, the JNL/Eagle Core Equity Fund and the JNL/Janus Growth & Income Fund relied on the Order to change sub-advisers which required the mailing of this notice and information statement.

     Therefore, this Information Statement is being provided to the shareholders invested in the JNL/Janus Aggressive Growth Fund, JNL/Janus Global Equities Fund, JNL/Janus Capital Growth Fund, and JNL/Janus Balanced Fund, and former shareholders of the JNL/Janus Growth & Income Fund of the Trust. It will be mailed on or about May 3, 2004.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.



II.  NEW SUB-ADVISORY AGREEMENT WITH WELLINGTON MANAGEMENT

     A.   APPROVAL OF NEW SUB-ADVISORY AGREEMENT

     Prior to May 3, 2004, Janus Capital Management, LLC ("Janus"), with principal offices at 100 Fillmore Street, Denver, Colorado 80206, was the sub-adviser to the JNL/Janus Aggressive Growth Fund and the JNL/Janus Global
Equities Fund pursuant to a sub-advisory  agreement with the Adviser dated April
3, 2002, as amended May 16, 2002 (the "Janus Sub-Advisory Agreement"). The Janus
Sub-Advisory Agreement was most recently approved by the Board of Trustees at a meeting held in January 2004, to enable Janus to continue to serve as sub-adviser until Wellington Management assumed those duties. Pursuant to the Order which is described above under "INTRODUCTION," no shareholder approval was required for the Janus Sub-Advisory Agreement.

     On January 29, 2004, the Board, including the Disinterested Trustees, unanimously voted to replace Janus with Wellington Management as sub-adviser for the JNL/Janus Aggressive Growth Fund and the JNL/Janus Global Equities Fund and to approve a new sub-advisory agreement between the Adviser and Wellington
Management (the "Wellington Sub-Advisory Agreement"). Pursuant to the Order, shareholder approval is not required for this change because Wellington
Management is not affiliated with JNAM. On May 3, 2004, Wellington Management succeeded Janus as sub-adviser to the Fund.

     With the replacement of Janus with Wellington Management as sub-adviser, the names of the Funds were changed as follows and are hereinafter referred to by their new names:

PRIOR FUND NAME                            NEW FUND NAME
JNL/Janus Aggressive Growth Fund           JNL/Select Large Cap Growth Fund
JNL/Janus Global Equities Fund             JNL/Select Global Growth Fund

     In connection with the approval of the Wellington  Sub-Advisory  Agreement,
the  Board  also  approved  changing  the  investment   objectives  and  certain
nonfundamental  investment  policies of the JNL/Select Large Cap Growth Fund and the JNL/Select  Global Growth Fund to reflect the management style of Wellington
Management. The investment objectives and policies for the JNL/ Select Large Cap
Growth Fund were revised to read as follows:

          INVESTMENT OBJECTIVE. The investment objective of the JNL/Select Large
          Cap Growth Fund is long-term growth of capital.

          The Fund seeks to achieve its  objective  by  investing  under  normal circumstances  at least 80% of its assets  (net assets plus the amount of any borrowings for investment purposes) in a diversified  portfolio of common  stocks of large U.S.  companies  selected  for their growth potential.  In selecting equity securities,  the sub-adviser looks for companies with the ability to sustain growth at a faster pace than the market.  The JNL/Select  Large Cap Growth Fund may invest in companies of any size, but tends to focus on large capitalization companies with market  capitalizations  similar to those of  companies in the S&P 500
          Index. The Fund may invest up to 25% of its total assets in securities of foreign  issuers  and  non-dollar  securities.  Foreign  securities include (1)  companies  organized  outside of the United  States,  (2)
          foreign  governments  and  agencies  or  instrumentalities  of foreign governments  and (3) issuers  whose  economic  fortunes  and risks are primarily  linked  with  markets  outside the United  States.  Certain companies  organized outside the United States may not be deemed to be foreign  issuers  if the  issuer's  economic  fortunes  and  risks are primarily linked with US markets.  The sub-adviser  selects securities for  their  capital  growth  potential;  investment  income  is  not a consideration.  The key characteristics of growth companies favored by the Fund include a leadership  position within the industry,  a strong balance sheet, a high return on equity,  accelerating earnings, growth in earnings  per share,  unrecognized  or  undervalued  assets,  and a strong  management  team.  Securities  may be sold  for a  variety  of reasons,  such as to secure gains,  limit losses,  or redeploy  assets
          into  opportunities   believed  to  be  more  promising.   To  provide
          flexibility to take advantage of investment  opportunities  or to meet redemption requests or for temporary defensive purposes,  the Fund may hold a portion  of its  asset in money  market  investments  including
          repurchase   agreements.   Doing  so  may  reduce  the  potential  for
          appreciation in the Fund's portfolio.

          The Fund may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities and debt securities.

     The significant differences between the old investment objectives and policies of the JNL/Select Large Cap Growth Fund and the new investment policies described above are that the new policies focus on investments in large capitalization companies and limit the Fund's investment in foreign issuers and non-dollar securities to 25% of the Fund's total assets. Please refer to Exhibit
H for the changes from the current description.

     The investment policies for the JNL/Select Global Growth Fund were revised to read as follows:

          INVESTMENT  OBJECTIVE.  The  investment  objective  of the  JNL/Select
          Global Growth Fund is long-term growth of capital.

          The Fund seeks to achieve its  objective  by  investing  under  normal circumstances  at least 80% of its assets  (net assets plus the amount of any borrowings for investment purposes) in a diversified  portfolio of equity securities of foreign and domestic issuers.  The sub-adviser seeks to identify individual  companies with earnings growth potential that may not be  recognized  by the market at large.  These  companies are, in the opinion of the  sub-adviser,  leaders in their  respective industries as indicated by an established  market  presence and strong global,  regional, or country competitive  positions.  The sub-adviser selects  securities  for their capital  growth  potential;  investment income  is  not  a  consideration.  To  provide  flexibility  to  take advantage of investment  opportunities or to meet redemption  requests or for temporary  defensive  purposes,  the Fund may hold a portion of
          its  assets  in  money   market   investments   including   repurchase
          agreements.  Doing so may reduce the potential for appreciation in the
          Fund's portfolio.

          The Fund may invest to a lesser  degree in other types of  securities, including preferred stock, warrants,  convertible securities, and debt securities,  such  as  corporate  bonds.  The  Fund  can  invest  on a worldwide  basis in  companies  and other  organizations  of any size, regardless of country of organization  or place of principal  business activity,  as well as  domestic  and foreign  governments,  government agencies and other governmental entities. The Fund normally invests in
          securities  of  issuers  from  at  least  five  different   countries,
          including the United States, although it may invest in fewer than five countries. The Fund may invest without limit in foreign securities.

     The significant differences between the old investment objectives and policies of the JNL/Select Global Growth Fund and the new investment policies described above are that the new policies remove a limitation on the amount of assets that may be invested in securities of issuers in emerging markets countries and provide that the Fund may hold a portion of its assets in money market investments including repurchase agreements for temporary defensive purposes. Also, the investment objective was altered to remove language stating that the Fund would pursue its objective in a manner consistent with the preservation of capital. Please refer to Exhibit I for the changes from the current description.


     B.   DESCRIPTION AND CONTROL OF WELLINGTON MANAGEMENT

     Wellington  Management  Company,  LLP, with  principal  offices at 75 State
Street, Boston, Massachusetts 02109, is a Massachusetts limited liability partnership. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management or its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2003, Wellington Management had investment management authority with respect to approximately $394 billion in assets.

     Wellington Management is owned by its 80 partners, all of whom are active in the firm. The managing partners of Wellington Management are Laurie A.
Gabriel, Duncan M. McFarland and John R. Ryan. Please note that the managing partners are not necessarily those with the largest economic interests in the firm. Exhibit A sets forth a listing of the partners of Wellington Management .
John A. Boselli, Vice President serves as the portfolio manager for the JNL/Select Large Cap Growth Fund. Andrew S. Offit, Senior Vice President and
Partner serves as the portfolio manger for the JNL/Select Global Growth Fund.

     For information regarding the principal executive officers and partners of Wellington Management, see Exhibit A hereto.

     C.   DESCRIPTION  OF NEW WELLINGTON  MANAGEMENT AND OLD JANUS  SUB-ADVISORY
          AGREEMENTS

     The   provisions  of  the  new   Wellington   Sub-Advisory   Agreement  are
substantially  identical  to  the  provisions  of  the  old  Janus  Sub-Advisory
Agreement,  however,  the  rate  of  sub-advisory  fees  payable  under  the new
Wellington  Sub-Advisory  Agreement are less for both the  JNL/Select  Large Cap
Growth Fund and the  JNL/Select  Global  Growth  Fund.  In  recognition  of this reduction,  JNAM has agreed to reduce the  advisory fee rates paid by the Funds.
The description of the Wellington  Sub-Advisory Agreement is set forth below and is qualified in its entirety by reference to the  agreement  attached  hereto as
Exhibit D.

     MANAGEMENT SERVICES. Under the old Janus Sub-Advisory Agreement and the new
Wellington Sub-Advisory Agreement (collectively, the "Sub-Advisory Agreements"),
Janus managed,  and Wellington  Management manages, the investment of the assets of the JNL/Select  Large Cap Growth Fund and the JNL/Select  Global Growth Fund.
The fee for each Fund is stated as an annual  percentage of the current value of the  net  assets  of the  Fund  and is  accrued  daily  and  paid  monthly.  The
sub-adviser   formulates  a  continuous  investment  program,  makes  investment decisions  and places orders for each of the Funds and also monitors each of the
Funds' investments consistent with the investment objectives and policies of the
Funds.  The  sub-adviser  regularly  reports  to the Board of  Trustees  and the
Adviser with respect to the  implementation  of such  investment  programs.  The sub-adviser  consults  with the Adviser  from time to time to review  investment policies and affairs of the Funds. The sub-adviser  bears all expenses  incurred by it in connection with the performance of its services under the  Sub-Advisory
Agreements.  Each Fund bears certain other  expenses  incurred in its operation, including,  but not limited to investment  advisory fees,  administration  fees, fees for necessary professional and brokerage services,  costs relating to local administration of securities, and fees for any pricing services.

     The Sub-Advisory Agreements also provide that sub-adviser, its directors, officers, employees, and certain other persons performing specific functions for the Funds will only be liable to the relevant Fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

     The   Sub-Advisory   Agreements   also  provide  that  the  sub-adviser  is
responsible  for  managing  the  assets  of the  Funds  in  compliance  with the provisions  of Section  817(h) of the Internal  Revenue Code of 1986, as amended
("Tax  Code"),   applicable  to  the  Funds  (relating  to  the  diversification requirements  applicable to investments in Variable  Contracts).  The Wellington
Sub-Advisory  Agreement further provides that JNAM will not act in a manner that
would   result  in  the   Sub-Adviser   failing   to   maintain   the   required
diversification, and if such failure is inadvertent, JNL and its affiliates will cooperate  in seeking  to remedy  such  failure.  JNAM is  obligated  to pay the sub-adviser out of the advisory fee it receives from the Funds.

     Unless modified or terminated, the Wellington Sub-Advisory Agreement will continue with respect to the Funds for an initial two-year period and then from year to year as long as such continuance is specifically approved at least annually by the Boards of Trustees, including a majority of the Disinterested
Trustees, or by the affirmative vote of a majority of the outstanding voting shares of the relevant Fund. The Janus Sub-Advisory Agreement provides that it may be terminated at any time without penalty upon 60 days' notice by the Fund's
Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund, or on 90 days' written notice by JNAM or the sub-adviser. The
Wellington Sub-Advisory Agreement provides that it may be terminated at any time without penalty upon 60 days' notice by the Fund, JNAM, or the sub-adviser. The
Sub-Advisory Agreements also automatically terminate in the event of their assignment.

     ADVISORY AND  SUB-ADVISORY  FEES. As  compensation  for its services as the
Adviser,  JNAM receives an advisory fee computed separately for each Fund of the
Trust,  accrued  daily and payable  monthly on the average  daily net assets for each  Fund.  The fee for each  Fund is stated  as an  annual  percentage  of the current  value of the net assets of the Fund.  JNAM has agreed to reduce its fee in order to reflect the change in sub-adviser for the JNL/Select Large Cap Fund, as shown in the table below;  the fee which the JNL/Select Large Cap Growth Fund was obligated to pay JNAM prior to the change in  sub-adviser  is also reflected in the table below:
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                        JNL/SELECT LARGE CAP GROWTH FUND

          RATES AFTER THE CHANGE IN SUB-ADVISER                     RATES BEFORE THE CHANGE IN SUB-ADVISER

              NET ASSETS                       RATE                     NET ASSETS                       RATE
$0 to $150 million                             .70%        $0 to $150 million                            .75%
$150 million to $500 million                   .65%        $150 million to $250 million                  .70%
$500 million to $750 million                   .60%        $250 million to $750 million                 . 65%
Over $750 million                              .55%        $750 million to $1.5 billion                 . 60%
                                                           Over $1.5 billion                            . 55%

         JNAM has agreed to reduce its fee in order to reflect the change in sub-adviser for the JNL/Select Global Growth Fund, as shown in the table below;
the fee which the JNL/Select Global Growth Fund was obligated to pay JNAM prior to the change in sub-adviser is also reflected in the table below:

                          JNL/SELECT GLOBAL GROWTH Fund

          RATES AFTER THE CHANGE IN SUB-ADVISER                     RATES BEFORE THE CHANGE IN SUB-ADVISER

              NET ASSETS                       RATE                     NET ASSETS                       RATE
$0 to $150 million                             .75%        $0 to $150 million                            .80%
$150 million to $500 million                   .70%        $150 million to $300 million                  .75%
$500 million to $750 million                   .65%        Over $300 million                            . 70%
Over $750 million                              .60%

            As compensation for its services, the Sub-Adviser receives a fee from JNAM computed separately for the JNL/Select Large Cap Growth Fund and the JNL/Select Global Growth Fund. The fee for each Fund is stated as an annual percentage of the current value of the net assets of the Fund and is accrued daily and payable monthly. The following is a schedule of the sub-advisory fees that JNAM was obligated to pay Janus under the Janus Sub-Advisory Agreement and is obligated to pay Wellington Management under the Wellington Sub-Advisory
Agreement. THESE FEES ARE PAID BY THE ADVISER OUT OF THE ADVISORY FEE IT
RECEIVES FOR THE FUNDS AND ARE NOT ADDITIONAL CHARGES TO THE FUNDS.

                        JNL/SELECT LARGE CAP GROWTH FUND

           RATES AFTER THE CHANGE IN SUB-ADVISER                      RATES BEFORE THE CHANGE IN SUB-ADVISER

               NET ASSETS                        RATE                       NET ASSETS                      RATE
$0 to $100 million                               .45%        $0 to $250 million                             .50%
$100 to $450 million                             .40%        $250 to $750 million                           .45%
Over $450 million                                .35%        $750 million to $1.5 billion                   .40%
                                                             Amounts over $1.5 billion                      .35%

                          JNL/SELECT Global GROWTH Fund

           RATES AFTER THE CHANGE IN SUB-ADVISER                      RATES BEFORE THE CHANGE IN SUB-ADVISER

               NET ASSETS                        RATE                       NET ASSETS                      RATE
$0 to $100 million                               .50%        $0 to $100 million                             .55%
$100 to $450 million                             .40%        $100 to $500 million                           .50%
Over $450 million                                .35%        Amounts over $500 million                      .45%

     The following table sets forth (1) the aggregate  amount of management fees paid by each  Fund to JNAM for the  period  ended  December  31,  2003;  (2) the aggregate  amount of management fees that each Fund would have paid JNAM for the period ended December 31, 2003, if the reduction in management fee being made in connection with the adoption of the Wellington  Sub-Advisory  Agreement had been in effect  throughout  that year; and (3) the difference  between the amounts of management  fees  under (1) as  compared  to (2) stated as a  percentage  of the amount under (1).
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----------------------------------------------- ----------------------- ---------------------- -----------------------
                                                         (1)                     (2)                    (3)
----------------------------------------------- ----------------------- ---------------------- -----------------------
----------------------------------------------- ----------------------- ---------------------- -----------------------
                  Fund Name                         Actual Fees(1)         Pro forma fees        Difference between
                                                                                                (1) and (2), as a %
                                                                                                       of (1)
----------------------------------------------- ----------------------- ---------------------- -----------------------
----------------------------------------------- ----------------------- ---------------------- -----------------------
JNL/Select Large Cap Growth Fund                    2,163,194               1,600,370                   26%
----------------------------------------------- ----------------------- ---------------------- -----------------------
----------------------------------------------- ----------------------- ---------------------- -----------------------
JNL/Select Global Growth Fund                       1,907,947               1,438,859                   25%
----------------------------------------------- ----------------------- ---------------------- -----------------------

(1) The management fees for the Funds were reduced by 20 bps effective December 15, 2003, when a 20 bps distribution/service (Rule 12b-1 fee) went into effect for the Funds Class A shares. If that reduction had been in effect throughout 2003, the management fees shown in column (1) would have been $1,717,706 for the JNL/Select Large Cap Growth Fund and $1,536,277 for the JNL/Select Global Growth Fund.

     The following table sets forth the aggregate amount of sub-advisory fees paid by JNAM to Janus with respect to each Fund for the period ended December 31, 2003; (2) the aggregate amount of sub-advisory fees that JNAM would have paid Janus for the period ended December 31, 2003, if the reduced sub-advisory fee rates under the Wellington Sub-Advisory Agreement had been in effect throughout that year; and (3) the difference between the amounts of management fees under (1) as compared to (2) stated as a percentage of the amount under
(1).

----------------------------------------------- ----------------------- ---------------------- -----------------------
                                                         (1)                     (2)                    (3)
----------------------------------------------- ----------------------- ---------------------- -----------------------
----------------------------------------------- ----------------------- ---------------------- -----------------------
                  Fund Name                         Actual Fees(1)         Pro forma fees        Difference between
                                                                                                (1) and (2), as a %
                                                                                                       of (1)
----------------------------------------------- ----------------------- ---------------------- -----------------------
----------------------------------------------- ----------------------- ---------------------- -----------------------
JNL/Select Large Cap Growth Fund                    1,173,195               988,690                     16%
----------------------------------------------- ----------------------- ---------------------- -----------------------
----------------------------------------------- ----------------------- ---------------------- -----------------------
JNL/Select Global Growth Fund                       1,024,570               879,347                     14%
----------------------------------------------- ----------------------- ---------------------- -----------------------

     The following table shows the fees and expenses of the Funds before and after the change in sub-adviser. Because JNAM is reducing its advisory fees for both Funds in connection with the change of sub-advisers, beginning May 3, 2004 the expenses of the Funds will be less than they would have been absent that change.

                         ANNUAL FUND OPERATING EXPENSES
                  (as a percentage of average daily net assets)

                                 CLASS A SHARES

------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
                                        Mgt. Fee      Dist./Service      Admin. Fee       Other Exp.         Total
                                                       (12b-1 Fee)
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
JNL/Select Large Cap Growth Fund
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-Before Change                           0.74%            0.20%           0.10%            0.04%           1.08%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-After Change                            0.68%            0.20%           0.10%            0.04%           1.02%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------

------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
JNL/Select Global Growth Fund
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-Before Change                           0.78%            0.20%           0.15%            0.05%           1.18%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-After Change                            0.74%            0.20%           0.15%            0.05%           1.14%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------

                                 CLASS B SHARES

------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
                                        Mgt. Fee      Dist./Service      Admin. Fee       Other Exp.         Total
                                                       (12b-1 Fee)
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
JNL/Select Large Cap Growth Fund
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-Before Change                           0.74%             0%             0.10%            0.04%           0.88%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-After Change                            0.68%             0%             0.10%            0.04%           0.82%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------

------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
JNL/Select Global Growth Fund
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-Before Change                           0.78%             0%             0.15%            0.05%           0.98%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-After Change                            0.74%             0%             0.15%            0.05%           0.94%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------

_________________________________

The fees and expenses before the change in sub-advisers are based on each Fund's actual expenses for the fiscal year ended December 31, 2003, adjusted to reflect a 20 bps reduction in the Management Fee and the adoption of a 20 bps Distribution/Service (12b-1) fee applicable to Class A shares only, both of which were effective December 15, 2003. Class B expenses shown are based on the actual expenses of the Class A shares, adjusted as indicated above, because Class B shares were not offered until March 8, 2004.

     EXAMPLES: The following Examples illustrate the expenses of investing in the JNL/Select Large Cap Growth Fund and the JNL/Select Global Growth Fund. The Examples assume that the shareholder invests $10,000 in each of the Funds for the time periods indicated and then redeems all of the shares at the end of those periods. The Examples also assume that a shareholder's investment has a 5% return each year and that such Fund's operating expense levels remain the same as set forth in the corresponding expense table above. The first column is based on the management fee in effect prior to the change in sub-advisers; the second column is based on the management fee in effect after the change in sub-advisers. Although a shareholder's actual costs may be higher or lower, based on these assumptions the shareholders costs would be:

                        JNL/SELECT LARGE CAP GROWTH FUND

            CLASS A SHARES                        Prior to Change in                       After Change in
                                                      SUB-ADVISER                            SUB-ADVISER
1 Year                                                   110                                     104
3 Years                                                  343                                     325
5 Years                                                  595                                     563
10 Years                                                 1,317                                   1,248

            CLASS B SHARES
1 Year                                                   90                                      84
3 Years                                                  281                                     262
5 Years                                                  488                                     455
10 Years                                                 1,084                                   1,014

                          JNL/SELECT Global GROWTH Fund

                                                  PRIOR TO CHANGE IN                      AFTER CHANGE IN
            CLASS A SHARES                            SUB-ADVISER                            SUB-ADVISER
1 Year                                                   120                                     116
3 Years                                                  375                                     362
5 Years                                                  649                                     628
10 Years                                                 1,432                                   1,386

            CLASS B SHARES
1 Year                                                   100                                     96
3 Years                                                  312                                     300
5 Years                                                  542                                     520
10 Years                                                 1,201                                   1,155


     THE EXAMPLES SET FORTH ABOVE ASSUME REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR ANNUAL RETURN OF SHARES OF THE FUNDS; ACTUAL EXPENSES AND ANNUAL RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of these tables is to assist shareholders in understanding the expenses a shareholder in the Funds will bear. Please note, however, that the variable contracts issued by Jackson National Life and Jackson National NY provide for charges, including sales charges, not reflected in the above tables.

     D.   EVALUATION BY THE BOARD OF TRUSTEES

     The Board of Trustees, including the Disinterested Trustees, unanimously approved the new Wellington Sub-Advisory Agreement at a meeting held on January 29, 2004 after determining that the change in subadviser was in the best interests of the Funds and its shareholders. In determining to approve the sub-advisory agreement, the Trustees considered information regarding Wellington Management provided by the sub-adviser, as well as information and analysis provided by the Adviser with respect to Wellington Management. Specifically, the types of information considered by the Trustees in determining that approval of the sub-advisory agreement was in the best interests of the Funds and their shareholders, were the following:

     o The Trustees were presented with information, prepared by Wellington Management, describing its investment processes, the security selection criteria to be employed in managing the Funds, and the personnel of Wellington Management to be involved in managing the Funds.

     o The Trustees were presented with historical performance data, prepared by Wellington Management, reflecting the performance of portfolios advised by Wellington Management having investment objectives similar to the Funds and comparing that performance to benchmark indices, indicating the investment performance of those portfolios was within reasonable expectations and compared favorably to the performance of the Funds while advised by Janus.

     o The Trustees were presented with an analysis, prepared by the Adviser, comparing the sub-advisory fees paid to Wellington Management for each Fund with the sub-advisory fees of underlying funds of variable annuity products having similar investment objectives, indicating the fees to be paid to Wellington Management under the agreement were reasonable in relation to sub-advisory fees of other underlying funds of variable annuities having similar investment objectives and lower than the sub-advisory fees charged by Janus under the Janus Sub-Advisory Agreement.

     o The Trustees were provided with information on the financial condition of Wellington Management, and its subsidiaries, demonstrating that Wellington Management was in adequate financial condition, and indicating the profitability of Wellington Management and its subsidiaries were not excessive.

     o The Trustees were provided copies of Wellington Management's Code of Ethics, brokerage policy, information on market timing and late trading, statement on internal controls, statement of policy on the receipt and use of material, non-public information and policy on allocation of transactions among and between clients.

     E.   OWNERSHIP OF THE TRUST

     For information regarding the shareholders and ownership of the Trust, see "ADDITIONAL INFORMATION" below.

     F.   BROKERAGE TRANSACTIONS

     A description of the portfolio brokerage policies applicable to the Funds and information concerning commissions paid to affiliated brokers is set forth under "ADDITIONAL INFORMATION" below.

     G.   OTHER INVESTMENT COMPANIES SUB-ADVISED BY WELLINGTON MANAGEMENT

     Wellington Management currently acts as adviser or sub-adviser to the following other registered investment companies having similar investment objectives and policies to those of the JNL/Select Large Cap Growth Fund or the JNL/Select Global Growth Fund. The size of each of these funds and the rate of Wellington Management's compensation for each fund are as follows:

JNL/SELECT LARGE CAP GROWTH FUND

------------------------- ---------------------- ----------------------- ---------------------------------------------
                                                                                Schedule of Sub-Advisory Fees
------------------------- ---------------------- ----------------------- ---------------------------------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
          Fund                 Net Assets               Adviser               Net Assets             Annual Rate
                            (as of 12/31/03)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Hartford Growth                 217,329,609      HL Advisors, Inc.       First 50 mm            0.400%
HLS(1)(a)                                                                Next 100 mm            0.300%
                                                                         Next 350 mm            0.250%
                                                                         Over 500 mm            0.200%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
The Hartford Growth(1)          536,725,131      Hartford Investment     First 50 mm            0.400%
                                                 Financial Services LLC  Next 100 mm            0.300%
                                                                         Next 350 mm            0.250%
                                                                         Next 500 mm            0.200%
                                                                         Over 1,000 mm          0.175%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
ING Large Cap Growth            270,574,943      ING Funds               First 100 mm           0.450%
MF(2)                                                                    Next 1,400 mm          0.300%
                                                                         Over 1,500 mm          0.250%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
ING Large Cap Growth            2,358,360        ING Funds               First 100 mm           0.450%
VP(2)(a)                                                                 Next 1,400 mm          0.300%
                                                                         Over 1,500 mm          0.250%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
(1) Wellington Management currently manages approximately $54 billion for
Hartford, as part of a multi-fund relationship. (2) Assets of the two ING Funds are aggregated for fee calculation purposes. (a) An underlying fund wrapped by a variable annuity.

Note:  All fees may be subject to waivers.

JNL/SELECT GLOBAL GROWTH FUND

------------------------- ---------------------- ----------------------- ---------------------------------------------
                                                                                Schedule of Sub-Advisory Fees
------------------------- ---------------------- ----------------------- ---------------------------------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
          Fund                 Net Assets               Adviser               Net Assets             Annual Rate
                            (as of 12/31/03)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Hartford Global Leaders         859,647,048      HL Advisors, Inc.       First 50 mm            0.400%
HLS(1)(a)                                                                Next 100 mm            0.300%
                                                                         Next 350 mm            0.250%
                                                                         Over 500 mm            0.200%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
The Hartford Global             701,992,178      Hartford Investment     First 50 mm            0.400%
Leaders(1)*                                      Financial Services LLC  Next 100 mm            0.300%
                                                                         Next 350 mm            0.250%
                                                                         Next 500 mm            0.200%
                                                                         Over 1,000 mm          0.175%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Seligman Global Growth          64,262,114       J&W Seligman            First 50 mm            0.450%
MF(2)                                                                    Over 50 mm             0.400%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Seligman Global Growth          2,869,217        J&W Seligman            First 50 mm            0.450%
VIT(2) (a)                                                               Over 50 mm             0.400%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
(1) Wellington Management currently manages approximately $54 billion for
Hartford, as part of a multi-fund relationship. (2) Assets of the two Seligman
Funds are aggregated for fee calculation purposes. (a) An underlying fund wrapped by a variable annuity.

Note:  All fees may be subject to waivers.


III. NEW SUB-ADVISORY AGREEMENT WITH FMR

     A.   APPROVAL OF NEW SUB-ADVISORY AGREEMENT

     Prior to May 3, 2004, Janus was also the sub-adviser to the JNL/Janus Balanced Fund and the JNL/Janus Capital Growth Fund pursuant to the Janus Sub-Advisory Agreement. On January 29, 2004, the Board, including the Disinterested Trustees, unanimously voted to replace Janus with FMR as sub-adviser for the JNL/Janus Balanced Fund and the JNL/Janus Capital Growth Fund and to approve a new sub-advisory agreement between the Adviser and FMR (the "FMR Sub-Advisory Agreement"). Pursuant to the Order, shareholder approval is not required for this change, because FMR is not affiliated with JNAM. On May 3, 2004, FMR succeeded Janus as sub-adviser to the Fund.

     With the replacement of Janus with FMR as sub-adviser, the names of the Funds were changed as follows and are hereinafter referred to by their new names:

         PRIOR FUND NAME                           NEW FUND NAME

         JNL/Janus Balanced Fund                   JNL/FMR Balanced Fund
         JNL/Janus Capital Growth Fund             JNL/FMR Capital Growth Fund

     In connection with the approval of the FMR Sub-Advisory Agreement, the Board also approved changing the investment objectives and certain nonfundamental investment policies of the JNL/FMR Balanced Fund and the JNL/FMR Capital Growth Fund to reflect the management style of FMR. The investment objectives and policies for the JNL/FMR Balanced Fund were revised to read as follows:

          INVESTMENT OBJECTIVE. The investment objective of the JNL/FMR Balanced Fund is to seek income and capital growth, consistent with reasonable risk.

          The Fund's sub-adviser, Fidelity Management & Research Company ("FMR"), manages the Fund to maintain a balance between stocks and bonds. When FMR's outlook is neutral, it will invest in approximately 60% of the Fund's assets in stocks and other equity securities and the remainder in bonds and other debt securities, including lower-quality debt securities. FMR may vary from this target if it believes stocks or bonds offer more favorable opportunities, but will always invest at least 25% of the Fund's total assets in fixed-income senior securities (including debt securities and preferred stocks).

          FMR may invest the Fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

          With respect to the Fund's equity investments, FMR's emphasis on above-average income-producing equity securities tends to lead to investments in stocks that have more "value" characteristics than "growth" characteristics. However, FMR is not constrained by any particular investment style. In buying and selling securities for the Fund, FMR generally analyzes the issuer of a security using fundamental factors (e.g., growth potential, earnings estimates, and management) and evaluates each security's current price relative to its estimated long-term value.

          FMR may also use various techniques, such as buying and selling futures contracts, swaps, and exchange traded funds, to increase or decrease the Fund's exposure to changing security prices, interest rates, or other factors that affect security values. FMR may invest the Fund's assets in investment-grade debt securities by investing in other funds. If FMR's strategies do not work as intended, the Fund may not achieve its objective.

     The significant differences between the old investment objectives and policies of the JNL/FMR Balanced Fund and the new investment policies described above are that the new policies maintain a balance between stocks and bonds whereby at least 25% of the Fund's total assets are invested in fixed-income senior securities. Also, the investment objective was altered to remove the language stating that the Fund would pursue its objective in a manner consistent with the preservation of capital. Please refer to Exhibit K for the changes from the current description.

     The investment policies for the JNL/FMR Capital Growth Fund were revised to read as follows:

          INVESTMENT OBJECTIVE. The investment objective of the JNL/FMR Capital Growth Fund is to seek long-term growth of capital.

          The Fund's sub-adviser, Fidelity Management & Research Company ("FMR"), normally invests the Fund's assets primarily in common stocks. FMR normally invests the Fund's assets primarily in securities of companies with medium market capitalizations. Although FMR focuses on investing the Fund's assets in securities issued by medium-sized companies, FMR may also make investments in securities issued by larger or smaller companies.

          FMR normally invests a majority of the Fund's equity assets in medium-sized companies. FMR may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities and debt securities. FMR may invest the Fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

          FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the Fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

          FMR may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the Fund may not achieve its objective.

     The significant differences between the old investment objectives and policies of the JNL/FMR Capital Growth Fund and the new investment policies described above are that the sub-adviser is not constrained by any particular investment style and may buy growth or value stocks or a combination of both types. Also, the investment objective was altered to remove the language stating that the Fund would pursue its objective in a manner consistent with the preservation of capital. Please refer to Exhibit J for the changes from the current description.

     B.   DESCRIPTION AND CONTROL OF FMR

     The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109. As the sub-adviser, FMR chooses the JNL/FMR Capital Growth Fund and the JNL/FMR Balanced Fund's investments and places orders to buy and sell each Fund's investments. For the JNL/FMR Balanced Fund, day-to-day investment management decisions for the Fund will be made by FMR Co., Inc. ("FMRC") and Fidelity Investments Money Management, Inc. ("FIMM"), which serve as sub-sub-advisers to the Fund. FIMM is responsible for choosing certain types of fixed-income investments for the JNL/FMR Balanced Fund. FMRC and FIMM are wholly-owned subsidiaries of FMR. For the JNL/FMR Capital Growth Fund, day-to-day investment management decisions for the Fund are made by FMRC, which serves as sub-sub-adviser to the Fund. The address of FIMM is One Spartan Way, Merrimack, New Hampshire 03054. Under the terms of the sub-sub-advisory agreements, FMR pays FIMM and FMRC for providing sub-sub-advisory services. As of December 31, 2003, FMR and its affiliates managed approximately $799 billion in assets.

     FMR Corp., organized in 1972, is the ultimate parent company of FMR, FIMM, and FMRC. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson III family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. The Johnson family group and all other class B shareholders have entered into a shareholders' voting agreement under which all class B shares will be voted in accordance with the majority vote of class B shares. Under the Investment Company Act of 1940, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

     For information regarding the principal executive officers and directors of FMR, see Exhibit B hereto.

     C.   DESCRIPTION OF NEW FMR AND OLD JANUS SUB-ADVISORY AGREEMENTS

     The provisions of the new FMR Sub-Advisory Agreement are substantially identical to the provisions of the old Janus Sub-Advisory Agreement, however, the rate of sub-advisory fees payable under the new FMR Sub-Advisory Agreement are less for both the JNL/FMR Balanced Fund and the JNL/FMR Capital Growth Fund. In recognition of this reduction, the Adviser has agreed to reduce the advisory fee rates paid by the Funds. The description of the FMR Sub-Advisory Agreement is set forth below and is qualified in its entirety by reference to the agreement attached hereto as Exhibit E.

     MANAGEMENT SERVICES. Under the terms of the old Janus Sub-Advisory Agreement and the new FMR Sub-Advisory Agreement (collectively, the "Sub-Advisory Agreements"), Janus managed, and FMR manages, the investment of the assets of the JNL/FMR Balanced Fund and the JNL/FMR Capital Growth Fund. The fee for each Fund is stated as an annual percentage of the current value of the net assets of the Fund and is accrued daily and paid monthly. The sub-adviser formulates a continuous investment program, makes investment decisions and places orders for each of the Funds and also monitors each of the Funds' investments consistent with the investment objectives and policies of the Funds. The sub-adviser regularly reports to the Board of Trustees and the Adviser with respect to the implementation of such investment programs. The sub-adviser consults with the Adviser from time to time to review investment policies and affairs of the Funds. The sub-adviser bears all expenses incurred by it in connection with the performance of its services under the Sub-Advisory Agreements. Each Fund bears certain other expenses incurred in its operation, including, but not limited to investment advisory fees, administration fees, fees for necessary professional and brokerage services, costs relating to local administration of securities, and fees for any pricing services.

     The FMR Sub-Advisory Agreement also provides that FMR, at its own expense, may delegate all of some of its duties to certain of its wholly-owned subsidiaries. Regardless of any delegation to FMR's subsidiaries, FMR will remain responsible to JNAM and the Trust for all of its responsibilities under the FMR Sub-Advisory Agreement.

     The Sub-Advisory Agreements also provide that the sub-adviser, its directors, officers, employees, and certain other persons performing specific functions for the Funds will only be liable to the relevant Fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

     The Sub-Advisory Agreements also provide that the sub-adviser is responsible for managing the assets of the Funds in compliance with the provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended ("Tax Code"), applicable to the Funds (relating to the diversification requirements applicable to investments in Variable Contracts). The FMR Sub-Advisory Agreement further provides that FMR shall not be liable for any compliance failure if (a) FMR does not have access to information needed for compliance and (b) the transaction or occurrence would have complied with applicable law and the relevant Fund's prospectus based on the information to which FMR had access. JNAM is obligated to pay the sub-adviser out of the advisory fee it receives from the Funds.

     Unless modified or terminated, the FMR Sub-Advisory Agreement will continue with respect to the Funds for an initial two-year period and then from year to year as long as such continuance is specifically approved at least annually by the Board of Trustees, including a majority of the Disinterested Trustees, or by the affirmative vote of a majority of the outstanding voting shares of the relevant Fund. The Janus Sub-Advisory Agreement provides that it may be terminated at any time without penalty upon 60 days' notice by the Fund's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund, or on 90 days' written notice by JNAM or the sub-adviser. The FMR Sub-Advisory Agreement provides that it may be terminated at any time without penalty upon 60 days' notice by the Fund, JNAM, or the sub-adviser. The Sub-Advisory Agreements also automatically terminate in the event of their assignment.

     ADVISORY AND SUB-ADVISORY FEES. As compensation for its services as the Adviser, JNAM receives an advisory fee computed separately for each Fund of the Trust, accrued daily and payable monthly on the average daily net assets for each Fund. The fee for each Fund is stated as an annual percentage of the current value of the net assets of the Fund. JNAM has agreed to reduce its fee in order to reflect the change in sub-adviser for the JNL/FMR Balanced Fund, as shown in the table below; the fee which the JNL/FMR Balanced Fund was obligated to pay JNAM prior to the change in sub-adviser is also reflected in the table below:


                              JNL/FMR BALANCED FUND

          RATES AFTER THE CHANGE IN SUB-ADVISER                     RATES BEFORE THE CHANGE IN SUB-ADVISER

              NET ASSETS                       RATE                     NET ASSETS                       RATE
$0 to $500 million                             .70%        $0 to $250 million                            .75%
$500 million to $750 million                   .65%        $250 million to $750 million                  .70%
Over $750 million                              .60%        $750 million to $1.5 billion                 . 65%
                                                           Over $1.5 billion                            . 60%

            JNAM has agreed to reduce its fee in order to reflect the change in sub-adviser for the JNL/FMR Capital Growth Fund, as shown in the table below;
the fee which the JNL/FMR Capital Growth Fund was obligated to pay JNAM prior to the change in sub-adviser is also reflected in the table below:

                           JNL/FMR CAPITAL GROWTH FUND

          RATES AFTER THE CHANGE IN SUB-ADVISER                     RATES BEFORE THE CHANGE IN SUB-ADVISER

              NET ASSETS                       RATE                     NET ASSETS                       RATE
$0 to $250 million                             .70%        $0 to $150 million                            .75%
$250 million to $750 million                   .65%        $150 million to $250 million                  .70%
$750 million to $1.5 billion                   .60%        $250 million to $750 million                 . 65%
Over $1.5 billion                              .55%        $750 to $1.5 billion                         . 60%
                                                           Over $1.5 billion                             .55%

     As compensation for its services, the Sub-Adviser receives a fee from JNAM computed separately for the JNL/FMR Balanced Fund and the JNL/FMR Capital Growth
Fund. The fee for each Fund is stated as an annual percentage of the current value of the net assets of the Fund and is accrued daily and payable monthly.
The following is a schedule of the sub-advisory fees that JNAM was obligated to pay Janus under the Janus Sub-Advisory agreement and is obligated to pay FMR under the FMR Sub-Advisory Agreement. THESE FEES ARE PAID BY THE ADVISER OUT OF
THE ADVISORY FEE IT RECEIVES FOR THE FUNDS AND ARE NOT ADDITIONAL CHARGES TO THE
FUNDS.

              JNL/FMR BALANCED FUND AND JNL/FMR CAPITAL GROWTH FUND

           RATES AFTER THE CHANGE IN SUB-ADVISER                      RATES BEFORE THE CHANGE IN SUB-ADVISER

               NET ASSETS                        RATE                       NET ASSETS                      RATE
$0 to $250 million                               .45%        $0 to $250 million                             .50%
$250 million to $750 million                     .40%        $250 to $750 million                           .45%
Over $750 million                                .35%        $750 million to $1.5 billion                   .40%
                                                             Amounts over $1.5 billion                      .35%

     The following table sets forth (1) the aggregate amount of management fees paid by each Fund to JNAM for the period ended December 31, 2003; (2) the aggregate amount of management fees that each Fund would have paid JNAM for the period ended December 31, 2003, if the reduction in management fee being made in connection with the adoption of the FMR Sub-Advisory Agreement had been in effect throughout that year; and (3) the difference between the amounts of management fees under (1) as compared to (2) stated as a percentage of the amount under (1).

----------------------------------------------- ----------------------- ---------------------- -----------------------
                                                         (1)                     (2)                    (3)
----------------------------------------------- ----------------------- ---------------------- -----------------------
----------------------------------------------- ----------------------- ---------------------- -----------------------
                  Fund Name                         Actual Fees(1)         Pro forma fees        Difference between
                                                                                                (1) and (2), as a %
                                                                                                       of (1)
----------------------------------------------- ----------------------- ---------------------- -----------------------
----------------------------------------------- ----------------------- ---------------------- -----------------------
JNL/FMR Balanced Fund                               859,582                   641,037                   25%
----------------------------------------------- ----------------------- ---------------------- -----------------------
----------------------------------------------- ----------------------- ---------------------- -----------------------
JNL/FMR Capital Growth Fund                         1,360,219                 1,013,654                 25%
----------------------------------------------- ----------------------- ---------------------- -----------------------
(3)      The management fees for the Funds were reduced by 20 bps effective
         December 15, 2003, when a 20 bps distribution/service (Rule 12b-1 fee)
         went into effect for the Funds' Class A shares. If that reduction had been in effect throughout 2003, the management fees shown in column (1)
         would have been $686,825 for the JNL/FMR Balanced Fund and $1,086,058 for the JNL/FMR Capital Growth Fund.

         The following table sets forth (1) the aggregate amount of sub-advisory fees paid by JNAM to Janus with respect to each Fund for the period ended
December 31, 2003; (2) the aggregate amount of sub-advisory fees that JNAM would have paid Janus for the period ended December 31, 2003, if the reduced sub-advisory fee rates under the FMR Sub-Advisory Agreement had been in effect throughout that year; and (3) the difference between the amounts of management fees under (1) as compared to (2) stated as a percentage of the amount under
(1).

----------------------------------------------- ----------------------- ---------------------- -----------------------
                                                         (1)                     (2)                    (3)
----------------------------------------------- ----------------------- ---------------------- -----------------------
----------------------------------------------- ----------------------- ---------------------- -----------------------
                  Fund Name                         Actual Fees(1)         Pro forma fees        Difference between
                                                                                                (1) and (2), as a %
                                                                                                       of (1)
----------------------------------------------- ----------------------- ---------------------- -----------------------
----------------------------------------------- ----------------------- ---------------------- -----------------------
JNL/FMR Balanced Fund                               457,884                   412,095                   10%
----------------------------------------------- ----------------------- ---------------------- -----------------------
----------------------------------------------- ----------------------- ---------------------- -----------------------
JNL/FMR Capital Growth Fund                         724,039                   651,635                   10%
----------------------------------------------- ----------------------- ---------------------- -----------------------

         The following table shows the fees and expenses of the Funds before and after the change in sub-adviser. Because JNAM is reducing its advisory fees for both Funds in connection with the change of sub-advisers, beginning May 3, 2004 the expenses of the Funds will be less than they would have been absent that change.

                         ANNUAL FUND OPERATING EXPENSES
                  (as a percentage of average daily net assets)

                                 CLASS A SHARES

------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
                                        Mgt. Fee      Dist./Service      Admin. Fee       Other Exp.         Total
                                                       (12b-1 Fee)
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
JNL/FMR Balanced Fund
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-Before Change                           0.75%            0.20%           0.10%            0.02%           1.07%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-After Change                            0.70%            0.20%           0.10%            0.02%           1.02%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------

------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
JNL/FMR Capital Growth Fund
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-Before Change                           0.75%            0.20%           0.10%            0.02%           1.07%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-After Change                            0.70%            0.20%           0.10%            0.02%           1.02%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------

                                 CLASS B SHARES

------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
                                        Mgt. Fee      Dist./Service      Admin. Fee       Other Exp.         Total
                                                       (12b-1 Fee)
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
JNL/FMR Balanced Fund
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-Before Change                           0.75%             0%             0.10%            0.02%           0.87%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-After Change                            0.70%             0%             0.10%            0.02%           0.82%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------

------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
JNL/FMR Capital Growth Fund
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-Before Change                           0.75%             0%             0.10%            0.02%           0.87%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-After Change                            0.70%             0%             0.10%            0.02%           0.82%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
_________________________________
The fees and expenses before the change in sub-advisers are based on each Fund's actual expenses for the fiscal year ended December 31, 2003, adjusted to reflect a 20 bps reduction in the Management Fee and the adoption of a 20 bps
Distribution/Service (12b-1) fee applicable to Class A shares only, both of which were effective December 15, 2003. Class B expenses shown are based on the actual expenses of the Class A shares, adjusted as indicated above, because
Class B shares were not offered until March 8, 2004.

     EXAMPLES: The following Examples illustrate the expenses of investing in the JNL/FMR Balanced Fund and the JNL/FMR Capital Growth Fund. The Examples assume that the shareholder invests $10,000 in each Fund for the time periods indicated and then redeems all of the shares at the end of those periods. The
Examples also assume that a shareholder's investment has a 5% return each year and that such Fund's operating expense levels remain the same as set forth in the corresponding expense table above. The first column is based on the management fee in effect prior to the change in sub-adviser; the second column is based on the management fee in effect after the change in sub-adviser.
Although a shareholder's actual costs may be higher or lower, based on these assumptions the shareholders costs would be:

                              JNL/FMR BALANCED FUND
                           JNL/FMR CAPITAL GROWTH FUND

            CLASS A SHARES                        PRIOR TO CHANGE IN                       AFTER CHANGE IN
                                                      SUB-ADVISER                            SUB-ADVISER
         1 Year                                        109                                     104
         3 Years                                       340                                     325
         5 Years                                       590                                     563

         10 Years                                      1,306                                   1,248

         CLASS B SHARES
         1 Year                                        89                                      84
         3 Years                                       278                                     262
         5 Years                                       482                                     455
         10 Years                                      1,073                                   1,014



                                                  PRIOR TO CHANGE IN                       AFTER CHANGE IN
         CLASS A SHARES                               SUB-ADVISER                            SUB-ADVISER
1 Year                                                 109                                    104
3 Years                                                340                                    325
5 Years                                                590                                    563
10 Years                                               1,306                                  1,248

         CLASS B SHARES
1 Year                                                 89                                     84
3 Years                                                278                                    262
5 Years                                                482                                    455
10 Years                                               1,073                                  1,014

     THE EXAMPLES SET FORTH ABOVE ASSUME REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR ANNUAL RETURN OF SHARES OF THE FUNDS; ACTUAL EXPENSES AND ANNUAL RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of these tables is to assist shareholders in understanding the expenses a shareholder in the Funds will bear. Please note, however, that the variable contracts issued by Jackson National Life and Jackson National NY provide for charges, including sales charges, not reflected in the above tables.

     D.   EVALUATION BY THE BOARD OF TRUSTEES

     The Board of Trustees, including the Disinterested Trustees, unanimously approved the new FMR Sub-Advisory Agreement at a meeting held on January 29, 2004, after determining that the change in sub-adviser was in the best interests of the Funds and their shareholders. In determining to approve the sub-advisory agreement, the Trustees considered information regarding FMR provided by the sub-adviser, as well as information and analysis provided by the Adviser with respect to FMR. Specifically, the types of information considered by the Trustees in determining that continuation of the sub-advisory agreement was in the best interests of the Funds and their shareholders, were the following:

     o The Trustees were presented with information, prepared by FMR, describing its investment processes, the security selection criteria to be employed in managing the Funds, and the personnel of FMR to be involved in managing the Funds.

     o The Trustees were presented with historical performance data, prepared by FMR, reflecting the performance of portfolios advised by FMR having investment objectives similar to the Funds and comparing that performance to benchmark indices, indicating the investment performance of those portfolios was within reasonable expectations and compared favorably to the performance of the Funds while advised by Janus.

     o The Trustees were presented with an analysis, prepared by the Adviser, comparing the sub-advisory fees paid to FMR for each Fund with the sub-advisory fees of underlying funds of variable annuity products having similar investment objectives, indicating the fees to be paid to FMR under the agreement were reasonable in relation to sub-advisory fees of other underlying funds of variable annuities having similar investment objectives and lower than the sub-advisory fees charged by Janus under the Janus Sub-Advisory Agreement.

     o    The  Trustees  were  provided  copies of FMR's  Code of  Ethics,  best
          execution  policy,   directed  brokerage   policies,   and  commission
          recapture program.

     o The Trustees were provided with information on the financial condition of FMR, a wholly owned subsidiary of FMR Corp., and its subsidiaries, demonstrating that FMR was in adequate financial condition, and indicating the profitability of FMR and its subsidiaries were not excessive.

     E.   OWNERSHIP OF THE TRUST

     For information regarding the shareholders and ownership of the Trust, see "ADDITIONAL INFORMATION" below.

     F.   BROKERAGE TRANSACTIONS

     A description of the portfolio brokerage policies applicable to the Funds and information concerning commissions paid to affiliated brokers is set forth under "ADDITIONAL INFORMATION" below.

     G.   OTHER INVESTMENT COMPANIES ADVISED BY FMR

     FMR currently acts as adviser or sub-adviser to the following other registered investment companies having similar investment objectives and policies to those of the JNL/FMR Balanced Fund or the JNL/FMR Capital Growth Fund. The size of each of these funds and the rate of FMR's compensation for each fund are as follows:

                                                                                            RATIO OF NET
                                                                                           ADVISORY FEES
                                                                                             TO AVERAGE
                                                                   AVERAGE                   NET ASSETS
                INVESTMENT                      FISCAL            NET ASSETS                    PAID
            OBJECTIVE AND FUND               YEAR END (A)       (MILLIONS)(B)                TO FMR (C)
GROWTH
FidelityR Structured Large Cap Growth Fund      1/31/03             $29.6                      0.34(z)
Fidelity Structured Large Cap Value Fund        1/31/03               1.8                      0.00(z)
Fidelity Structured Mid Cap Growth Fund         1/31/03              18.1                      0.00(z)
Fidelity Structured Mid Cap Value Fund          1/31/03              43.1                      0.48(z)
Fidelity Utilities Fund(d)(f)                   1/31/03             938.3                         0.67
Select PortfoliosR:(g)(h)
   Air Transportation                           2/28/03              39.2                         0.58
   Automotive                                   2/28/03              33.6                         0.58
   Banking                                      2/28/03             450.0                         0.58
   Biotechnology                                2/28/03           1,718.4                         0.58
   Brokerage and Investment Management          2/28/03             364.5                         0.58
   Business Services and Outsourcing            2/28/03              41.4                         0.58
   Chemicals                                    2/28/03              41.0                         0.58
   Computers                                    2/28/03             703.4                         0.58
   Construction and Housing                     2/28/03              78.6                         0.58
   Consumer Industries                          2/28/03              22.6                         0.58
   Cyclical Industries                          2/28/03              17.9                         0.58
   Defense and Aerospace                        2/28/03             363.3                         0.58
   Developing Communications                    2/28/03             392.8                         0.58
   Electronics                                  2/28/03           3,137.9                         0.58
   Energy                                       2/28/03             206.7                         0.58
   Energy Service                               2/28/03             513.4                         0.58
   Environmental                                2/28/03              12.2                      0.44(z)
   Financial Services                           2/28/03             485.2                         0.58
   Food and Agriculture                         2/28/03             113.9                         0.58
   Gold                                         2/28/03             584.1                         0.59
   Health Care                                  2/28/03           1,995.3                         0.58
   Home Finance                                 2/28/03             419.9                         0.58
   Industrial Equipment                         2/28/03              21.1                         0.58
   Industrial Materials                         2/28/03              36.0                         0.59
   Insurance                                    2/28/03             121.3                         0.58
   Leisure                                      2/28/03             141.9                         0.58
   Medical Delivery                             2/28/03             191.8                         0.58
   Medical Equipment and Systems                2/28/03             138.5                        0.58%
   Multimedia                                   2/28/03             111.1                         0.59
   Natural Gas                                  2/28/03             161.6                        0.58%
   Natural Resources                            2/28/03              28.2                         0.58
   Networking and Infrastructure                2/28/03              86.7                         0.58
   Paper and Forest Products                    2/28/03              25.0                         0.58
   Pharmaceuticals(e)                           2/28/03              52.7                         0.58
   Retailing                                    2/28/03              88.2                         0.58
   Software and Computer Services               2/28/03             634.8                         0.58
   Technology                                   2/28/03           1,690.6                         0.58
   Telecommunications                           2/28/03             350.4                         0.58
   Transportation                               2/28/03              34.6                         0.58
   Utilities Growth                             2/28/03             201.3                         0.58
   Wireless(e)                                  2/28/03              65.6                         0.58
Fidelity Magellan Fund (g)(h)                   3/31/03          61,072.0                         0.56
Fidelity Large Cap Stock Fund (g)(h)            4/30/03             549.9                         0.40
Fidelity Mid Cap Stock Fund (g)(h)              4/30/03           5,329.0                         0.41
Fidelity Small Cap Retirement Fund (g)(h)       4/30/03              50.5                      0.18(z)
Fidelity Small Cap Stock Fund (g)(h)            4/30/03           1,452.7                         0.90
Fidelity ContrafundR II(g)(h)                   6/30/03             677.1                         0.82
Fidelity FiftyR Fund (g)(h)                     6/30/03             721.8                         0.73
Fidelity Advisor Focus Funds:(g)(h)
   Biotechnology:(x)
     Class A                                    7/31/03               5.3                         0.58
     Class T                                    7/31/03               7.6                         0.58
     Class B                                    7/31/03              11.2                         0.58
     Class C                                    7/31/03               8.0                         0.58
     Institutional Class                        7/31/03               0.8                         0.58
   Consumer Industries:(x)
     Class A                                    7/31/03               8.0                         0.58
     Class T                                    7/31/03              12.9                         0.58
     Class B                                    7/31/03              14.6                         0.58
     Class C                                    7/31/03               6.4                         0.58
     Institutional Class                        7/31/03               0.7                         0.58
   Cyclical Industries:(x)
     Class A                                    7/31/03               3.5                         0.58
     Class T                                    7/31/03               5.4                         0.58
     Class B                                    7/31/03               8.4                         0.58
     Class C                                    7/31/03               4.8                         0.58
     Institutional Class                        7/31/03               1.6                         0.58
   Developing Communications(x):
     Class A                                    7/31/03               0.6                         0.58
     Class T                                    7/31/03               1.1                         0.58
     Class B                                    7/31/03               1.3                         0.58
     Class C                                    7/31/03               0.8                         0.58
     Institutional Class                        7/31/03               0.1                         0.58
   Electronics(x):
     Class A                                    7/31/03              $5.1                         0.58
     Class T                                    7/31/03              10.8                         0.58
     Class B                                    7/31/03               7.5                         0.58
     Class C                                    7/31/03               9.9                         0.58
     Institutional Class                        7/31/03               0.5                         0.58
   Financial Services:
     Class A                                    7/31/03              55.0                         0.58
     Class T                                    7/31/03             151.4                         0.58
     Class B                                    7/31/03             185.7                         0.58
     Class C                                    7/31/03              94.9                         0.58
     Institutional Class                        7/31/03              13.6                         0.58
   Health Care:
     Class A                                    7/31/03             101.8                         0.58
     Class T                                    7/31/03             258.8                         0.58
     Class B                                    7/31/03             314.2                         0.58
     Class C                                    7/31/03             150.2                         0.58
     Institutional Class                        7/31/03              26.7                         0.58
   Natural Resources:
     Class A                                    7/31/03              22.5                         0.58
     Class T                                    7/31/03             160.8                         0.58
     Class B                                    7/31/03              52.4                         0.58
     Class C                                    7/31/03              22.6                         0.58
     Institutional Class                        7/31/03               4.3                         0.58
   Technology:
     Class A                                    7/31/03             101.8                         0.58
     Class T                                    7/31/03             304.7                         0.58
     Class B                                    7/31/03             333.1                         0.58
     Class C                                    7/31/03             101.8                         0.58
     Institutional Class                        7/31/03               9.8                         0.58
   Telecommunications & Utilities Growth:
     Class A                                    7/31/03              21.3                         0.58
     Class T                                    7/31/03              54.8                         0.58
     Class B                                    7/31/03              85.6                         0.58
     Class C                                    7/31/03              38.0                         0.58
     Institutional Class                        7/31/03               2.7                         0.58
Fidelity Blue Chip Growth Fund (g)(h)           7/31/03          17,438.7                         0.40
Fidelity Dividend Growth Fund (g)(h)            7/31/03          13,754.3                         0.77
Fidelity Leveraged Company Stock Fund           7/31/03             215.0                         0.63
   (g)(h)
Fidelity Low-Priced Stock Fund (g)(h)           7/31/03          15,593.3                         0.77
Fidelity OTC Portfolio(g)(h)                    7/31/03           6,054.7                         0.86
Fidelity Export and Multinational Fund          8/31/03            $716.0                        0.58%
   (g)(h) DestinySM I:(g)(h)
   Class O                                      9/30/03           2,988.7                         0.45
   Class N                                      9/30/03              21.7                         0.45
DestinySM II:(g)(h)
   Class O                                      9/30/03           4,359.4                         0.58
   Class N                                      9/30/03             103.9                         0.58
Fidelity Advisor Diversified
   International Fund:(f)(h)
   Class A                                      10/31/03             99.8                         0.72
   Class T                                      10/31/03            343.7                         0.72
   Class B                                      10/31/03             62.8                         0.72
   Class C                                      10/31/03             76.8                         0.72
   Institutional Class                          10/31/03            166.1                         0.72
Fidelity Advisor Emerging Asia
   Fund:(f)(h)(x)
   Class A                                      10/31/03             19.4                         0.73
   Class T                                      10/31/03              3.8                         0.73
   Class B                                      10/31/03              3.2                         0.73
   Class C                                      10/31/03              2.5                         0.73
   Institutional Class                          10/31/03              1.3                         0.73
Fidelity Advisor Europe Capital
   Appreciation Fund:(f)(h)(x)
   Class A                                      10/31/03              2.5                         0.73
   Class T                                      10/31/03              6.9                         0.73
   Class B                                      10/31/03              5.2                         0.73
   Class C                                      10/31/03              2.8                         0.73
   Institutional Class                          10/31/03              0.6                         0.73
Fidelity Advisor Global Equity
   Fund:(f)(h)(x)
   Class A                                      10/31/03              3.7                         0.73
   Class T                                      10/31/03             14.1                         0.73
   Class B                                      10/31/03              4.1                         0.73
   Class C                                      10/31/03              2.9                         0.73
   Institutional Class                          10/31/03              0.4                         0.73
Fidelity Advisor International Capital
   Appreciation Fund:(f)(h)
   Class A                                      10/31/03             24.8                         0.72
   Class T                                      10/31/03            114.7                         0.72
   Class B                                      10/31/03             39.7                         0.72
   Class C                                      10/31/03             43.2                         0.72
   Institutional Class                          10/31/03             88.6                        0.72%
Fidelity Advisor Japan Fund:(f)(h)(x)
   Class A                                      10/31/03              4.9                         0.73
   Class T                                      10/31/03              7.8                         0.73
   Class B                                      10/31/03             10.6                         0.73
   Class C                                      10/31/03              6.5                         0.73
   Institutional Class                          10/31/03              3.6                         0.73
Fidelity Advisor Korea Fund:(f)(h)(x)
   Class A                                      10/31/03             11.1                         0.83
   Class T                                      10/31/03              1.4                         0.83
   Class B                                      10/31/03              1.1                         0.83
   Class C                                      10/31/03              0.6                         0.83
   Institutional Class                          10/31/03              0.7                         0.83
Fidelity Advisor Latin America
   Fund:(f)(h)(x)
   Class A                                      10/31/03              0.7                         0.73
   Class T                                      10/31/03              1.0                         0.73
   Class B                                      10/31/03              1.1                         0.73
   Class C                                      10/31/03              0.8                         0.73
   Institutional Class                          10/31/03              0.3                         0.73
Fidelity Advisor Overseas Fund:(f)(h)
   Class A                                      10/31/03             53.6                         0.59
   Class T                                      10/31/03            921.5                         0.59
   Class B                                      10/31/03             51.3                         0.59
   Class C                                      10/31/03             35.7                         0.59
   Institutional Class                          10/31/03             60.4                         0.59
Fidelity Advisor Tax Managed Stock Fund:
   (g)(h)(x)
   Class A                                      10/31/03              1.3                         0.58
   Class T                                      10/31/03              3.1                         0.58
   Class B                                      10/31/03              2.0                         0.58
   Class C                                      10/31/03              2.2                         0.58
   Institutional Class                          10/31/03              0.3                         0.58
Fidelity Aggressive International Fund          10/31/03            379.0                         0.76
   (f)(h)
Fidelity Canada Fund (f)(h)                     10/31/03            104.8                         0.92
Fidelity Capital Appreciation Fund (g)(h)       10/31/03          2,413.0                         0.65
Fidelity China Region Fund (f)(h)               10/31/03            132.6                         0.73
Fidelity Disciplined Equity Fund (g)(h)         10/31/03          3,122.9                         0.64
Fidelity Diversified International              10/31/03          8,473.3                         0.89
   Fund (f)(h)
Fidelity Emerging Markets Fund (f)(h)           10/31/03            296.1                         0.73
Fidelity Europe Fund (f)(h)                     10/31/03          1,018.5                         0.61
Fidelity Europe Capital Appreciation Fund       10/31/03            381.5                         0.97
   (f)(h)
Fidelity Focused Stock Fund (g)(h)              10/31/03            $32.5                        0.26%
Frank Russell Investment Company (FRIC)         10/31/03            101.9                         0.35
   International
FRIC International Securities                   10/31/03             95.1                         0.35
Fidelity Global Balanced Fund (f)(h)            10/31/03             94.9                         0.73
Fidelity International Growth & Income          10/31/03            970.5                         0.73
   Fund (f)(h)
Fidelity International Small Cap Fund
   (f)(h)
   Class A(e)                                   10/31/03              1.0                         0.88
   Class T(e)                                   10/31/03              1.6                         0.88
   Class B(e)                                   10/31/03              0.4                         0.88
   Class C(e)                                   10/31/03              0.5                         0.88
   Institutional Class(e)                       10/31/03              0.1                         0.88
   Retail Class                                 10/31/03            113.1                         0.88
Fidelity Japan Fund (f)(h)                      10/31/03            351.9                         0.60
Fidelity Japan Smaller Companies Fund           10/31/03            445.5                         0.72
   (f)(h)
Fidelity Latin America Fund (f)(h)              10/31/03            171.4                         0.73
Fidelity Nordic Fund (f)(h)                     10/31/03             73.2                         0.74
Fidelity Overseas Fund (f)(h)                   10/31/03          2,977.3                         0.62
Fidelity Pacific Basin Fund (f)(h)              10/31/03            308.8                         0.66
Fidelity Small Cap Independence Fund            10/31/03            825.1                         0.68
   (g)(h)
Fidelity Southeast Asia Fund (f)(h)             10/31/03            279.3                         0.74
Fidelity Stock Selector(g)(h)                   10/31/03            740.0                         0.57
Fidelity Tax Managed Stock Fund (g)(h)          10/31/03             54.2                         0.58
Travelers Series Strategic Equity               10/31/03            550.0                         0.42
Fidelity Worldwide Fund (f)(h)                  10/31/03            696.2                         0.91
Fidelity Advisor Aggressive Growth
   Fund:(g)(h)(x)
   Class A                                      11/30/03              3.1                         0.63
   Class T                                      11/30/03             10.5                         0.63
   Class B                                      11/30/03              6.8                         0.63
   Class C                                      11/30/03              7.1                         0.63
   Institutional Class                          11/30/03              0.5                         0.63
Fidelity Advisor Dividend Growth
   Fund:(g)(h)
   Class A                                      11/30/03            258.4                         0.58
   Class T                                      11/30/03          1,710.9                         0.58
   Class B                                      11/30/03            458.7                         0.58
   Class C                                      11/30/03            374.6                         0.58
   Institutional Class                          11/30/03            496.1                         0.58
 Fidelity Advisor Dynamic Capital
   Appreciation Fund:(g)(h)
   Class A                                      11/30/03            $32.5                        0.58%
   Class T                                      11/30/03            188.7                         0.58
   Class B                                      11/30/03             70.9                         0.58
   Class C                                      11/30/03             49.4                         0.58
   Institutional Class                          11/30/03              3.0                         0.58
Fidelity Advisor Equity Growth Fund:(g)(h)
   Class A                                      11/30/03            611.7                         0.58
   Class T                                      11/30/03          4,696.8                         0.58
   Class B (x)                                  11/30/03          1,081.9                         0.58
   Class C                                      11/30/03            482.3                         0.58
   Institutional Class                          11/30/03          2,005.0                         0.58
Fidelity Advisor Equity Value
   Fund:(g)(h)(x)
   Class A                                      11/30/03              4.5                         0.58
   Class T                                      11/30/03             21.8                         0.58
   Class B                                      11/30/03             11.1                         0.58
   Class C                                      11/30/03              9.5                         0.58
   Institutional Class                          11/30/03              0.7                         0.58
Fidelity Advisor Fifty Fund:(g)(h)(x)
   Class A                                      11/30/03             10.2                         0.58
   Class T                                      11/30/03             25.4                         0.58
   Class B                                      11/30/03             16.8                         0.58
   Class C                                      11/30/03             10.2                         0.58
   Institutional Class                          11/30/03              1.0                         0.58
Fidelity Advisor Growth Opportunities
   Fund:(g)(h)
   Class A                                      11/30/03            198.1                         0.34
   Class T                                      11/30/03          4,457.1                         0.34
   Class B                                      11/30/03            557.2                         0.34
   Class C                                      11/30/03            128.5                         0.34
   Institutional Class                          11/30/03            196.3                         0.34
Fidelity Advisor Large Cap Fund:(g)(h)
   Class A                                      11/30/03             38.2                         0.58
   Class T                                      11/30/03            245.5                         0.58
   Class B(x)                                   11/30/03             81.3                         0.58
   Class C                                      11/30/03             36.3                         0.58
   Institutional Class                          11/30/03            105.9                         0.58
Fidelity Advisor Leveraged Company Stock
   Fund:(g)(h)(x)
   Class A                                      11/30/03             14.9                         0.63
   Class T                                      11/30/03              7.6                         0.63
   Class B                                      11/30/03             $5.7                        0.63%
   Class C                                      11/30/03              7.3                         0.63
   Institutional Class                          11/30/03              2.5                         0.63
Fidelity Advisor Mid Cap Fund:(g)(h)
   Class A                                      11/30/03            554.0                         0.58
   Class T                                      11/30/03          2,251.2                         0.58
   Class B                                      11/30/03            633.1                         0.58
   Class C                                      11/30/03            355.8                         0.58
   Institutional Class                          11/30/03            280.6                         0.58
Fidelity Advisor Small Cap Fund:(g)(h)
   Class A                                      11/30/03            150.0                         0.73
   Class T                                      11/30/03            663.6                         0.73
   Class B                                      11/30/03            245.5                         0.73
   Class C                                      11/30/03            193.0                         0.73
   Institutional Class                          11/30/03             79.0                         0.73
Fidelity Advisor Strategic
   Growth Fund: (g)(h)(x)
   Class A                                      11/30/03              3.6                         0.58
   Class T                                      11/30/03              8.9                         0.58
   Class B                                      11/30/03              6.7                         0.58
   Class C                                      11/30/03              1.9                         0.58
   Institutional Class                          11/30/03              0.1                         0.58
Fidelity Advisor Value Strategies
   Fund:(g)(h)
   Class A                                      11/30/03            152.3                         0.58
   Class T                                      11/30/03            776.1                         0.58
   Class B                                      11/30/03            207.1                         0.58
   Initial Class                                11/30/03             16.4                         0.58
   Class C                                      11/30/03             64.5                         0.58
   Institutional Class                          11/30/03             80.8                         0.58
Fidelity Aggressive Growth Fund (g)(h)          11/30/03          4,519.5                         0.23
Fidelity Growth Company Fund (g)(h)             11/30/03         17,861.7                         0.58
Fidelity Independence Fund(g)(h)                11/30/03          4,356.5                         0.41
Fidelity New Millennium Fund (g)(h)             11/30/03          2,919.0                         0.60
Fidelity ContrafundR(g)(h)                      12/31/03         30,461.3                         0.79
EQ Advisors Trust EQ/FI Mid Cap                 12/31/03            470.9                         0.45
EQ Advisors Trust EQ/FI Small/Mid Cap           12/31/03            838.1                         0.46
   Value
ING FMR Diversified Mid-Cap                     12/31/03            121.4                         0.50
Japan                                           12/31/03            287.4                         0.58
John Hancock Variable Series Trust I            12/31/03            131.9                         0.45
   Earnings Growth
LB Series All Cap                               12/31/03            $39.7                        0.60%
LSA Variable Series Diversified Mid Cap         12/31/03              7.8                         0.55
Manufacturers Investment Large Cap Growth       12/31/03            442.4                         0.40
Manufacturers Investment Overseas               12/31/03            367.7                         0.50
Manufacturers Investment Strategic              12/31/03            524.0                         0.35
   Opportunities
MassMutual Institutional Blue Chip Growth       12/31/03            351.9                         0.55
MassMutual Institutional Value Equity           12/31/03             99.5                         0.50
Metropolitan Series FI International            12/31/03            369.6                         0.51
   Stock
Metropolitan Series FI Mid Cap                  12/31/03             17.1                         0.55
   Opportunities
Metropolitan Series FI Value Leaders            12/31/03            513.3                         0.44
Prudential Series SP Large Cap Value            12/31/03             51.1                         0.50
Prudential Series SP Small/Mid Cap Value        12/31/03            150.1                         0.55
Russell Investment Non-U.S.                     12/31/03             43.6                         0.35
Fidelity Trend Fund (g)(h)                      12/31/03            778.4                         0.59
Travelers Series Large Cap                      12/31/03            195.0                         0.45
Vantagepoint Growth                             12/31/03            664.6                         0.61
Variable Insurance Products:(h)
   Growth
     Initial Class                              12/31/03          7,532.6                         0.58
     Service Class                              12/31/03          1,190.6                         0.58
     Service Class 2                            12/31/03            384.0                         0.58
     Service Class 2R                           12/31/03              0.7                         0.58
   Overseas(f)
     Initial Class                              12/31/03          1,113.5                         0.73
     Initial Class R                            12/31/03             24.0                         0.73
     Service Class                              12/31/03            195.2                         0.73
     Service Class R                            12/31/03             32.2                         0.73
     Service Class 2                            12/31/03             85.5                         0.73
     Service Class 2R                           12/31/03              4.7                         0.73
   Value(g)(x)
     Initial Class                              12/31/03              0.3                         0.58
     Service Class                              12/31/03              0.8                         0.58
     Service Class 2                            12/31/03              2.0                         0.58
Variable Insurance
   Products II:
   Contrafund(g)(h)
     Initial Class                              12/31/03         $6,474.2                        0.58%
     Service Class                              12/31/03          1,365.5                         0.58
     Service Class 2                            12/31/03            632.9                         0.58
     Service Class 2R                           12/31/03              0.9                         0.58
Variable Insurance Products III:(g)(h)
   Aggressive Growth(x)
     Initial Class                              12/31/03              0.8                         0.63
     Service Class                              12/31/03              0.9                         0.63
     Service Class 2                            12/31/03              5.1                         0.63
   Dynamic Capital Appreciation(x)
     Initial Class                              12/31/03              3.6                         0.58
     Service Class                              12/31/03              0.8                         0.58
     Service Class 2                            12/31/03              7.9                         0.58
   Growth Opportunities
     Initial Class                              12/31/03            427.9                         0.58
     Service Class                              12/31/03            198.3                         0.58
     Service Class 2                            12/31/03             48.8                         0.58
Variable Insurance Products III:(g)(h)
   continued
   Mid Cap
     Initial Class                              12/31/03            511.9                         0.58
     Service Class                              12/31/03            433.3                         0.58
     Service Class 2                            12/31/03            758.7                         0.58
   Value Strategies (x)
     Initial Class                              12/31/03             17.7                         0.58
     Service Class                              12/31/03             40.1                         0.58
     Service Class 2                            12/31/03             97.2                         0.58
Variable Insurance Products IV:(g)(h)
   Consumer Industries                          12/31/03             10.4                         0.58
   Cyclical Industries                          12/31/03              9.4                         0.58
   Financial Services                           12/31/03             35.9                         0.58
   Growth Stock(x)
     Initial Class                              12/31/03              1.6                         0.58
     Service Class                              12/31/03              1.6                         0.58
     Service Class 2                            12/31/03              2.2                         0.58
   Health Care                                  12/31/03             50.5                         0.58
   Natural Resources                            12/31/03             19.0                         0.58
   Real Estate(x)
     Initial Class                              12/31/03             $8.3                        0.58%
     Service Class                              12/31/03              1.7                         0.58
     Service Class 2                            12/31/03              1.7                         0.58
   Technology                                   12/31/03             87.4                         0.58
   Telecommunications & Utilities Growth        12/31/03             10.8                         0.58

(a) All fund data are as of the fiscal year end noted in the chart or as of December 31, 2003, if fiscal year end figures are not yet available.
(b) Average net assets are computed on the basis of average net assets of each fund or class at the close of business on each business day throughout its fiscal period.
(c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by a (z). For multiple class funds, the ratio of net advisory fees to average net assets is presented gross of reductions for certain classes, for presentation purposes. Funds so affected are indicated by an
     (x).
(d)  Annualized
(e)  Less than a complete fiscal year
(f) Fidelity Management & Research Company (FMR) has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East), and Fidelity International Investment Advisors (FIIA) with respect to the fund.
(g) FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East with respect to the fund.
(h) FMR Co., Inc. (FMRC) serves as sub-advisor for the fund. FMR is primarily responsible for choosing investments for the fund. FMRC is a wholly owned subsidiary of FMR.

IV. CONSOLIDATION OF JNL/JANUS GROWTH & INCOME FUND WITH AND INTO JNL/EAGLE CORE EQUITY FUND

     A.   APPROVAL OF CONSOLIDATION

     On January 29, 2004, the Board of Trustees, including the Disinterested Trustees, unanimously voted to consolidate the JNL/Janus Growth & Income Fund ("JNL/Janus Growth & Income" or the "Acquired Fund"), which was managed by Janus, with and into the JNL/Eagle Core Equity Fund ("JNL/Eagle Core Equity" or the "Acquiring Fund"), which is managed by Eagle, with JNL/Eagle Core Equity as the surviving fund. As described in more detail below, the Board determined that the consolidation was in the best interests of the shareholders of the Funds and would not dilute the interests of any shareholders in the Funds. The consolidation was effected on May 3, 2004. A copy of the Plan of Reorganization is attached hereto as Exhibit G.

     Under  Rule  17a-8  under  the  1940  Act,   shareholder  approval  of  the
consolidation is not required. However, because JNL/Eagle Core Equity has a different sub-adviser (I.E., Eagle) from the sub-adviser to JNL/Janus Growth & Income (I.E., Janus), we are providing former shareholders of JNL/Janus Growth & Income with information concerning Eagle in compliance with the Order.

     As a result of the consolidation, former shareholders of JNL/Janus Growth & Income are now shareholders of JNL/Eagle Core Equity. While the investment objectives and investment policies of the Funds are similar in many respects there also are significant differences. The investment objectives and policies for the JNL/Eagle Core Equity Fund are as follows:

          INVESTMENT OBJECTIVE. The investment objective of the JNL/Eagle Core Equity Fund is long-term capital appreciation and, secondarily, current income.

          PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of common stock of U.S. companies that meet the criteria for one of three separate equity strategies: the growth equity strategy, the value equity strategy and the equity income strategy.

          o Under the GROWTH EQUITY STRATEGY, the sub-adviser selects common stocks in part based on its opinions regarding the sustainability of the company's competitive advantage in the marketplace and the company's management team. The sub-adviser looks for securities of companies which have an exceptional management team and which have the potential to increase market share and drive earnings per share growth. If a particular stock appreciates to over 7% of the total assets of the growth equity portion of the Fund, the sub-adviser typically will reduce the position to less than 7%. Generally, the sub-adviser will sell a stock if its price appreciates to a level that the sub-adviser views as not sustainable or to purchase stock that the sub-adviser believes presents a better investment opportunity.

               The sub-adviser seeks securities of companies which:

               -- have projected earnings growth and return on equity greater than 10%,

               --   are dominant in their industries, and

               -- have the ability to create and sustain a competitive advantage.

          o Under the VALUE EQUITY STRATEGY, the sub-adviser picks stocks from the 500 largest names in the Russell 1000 Index (by market capitalization). It focuses on securities with solid fundamentals, predictable growth and reasonable valuations relative to their peers. Unpredictable businesses, high multiple stocks, companies with unproven business models and businesses with no competitive advantage(s) are typically eliminated from consideration. This initial screening leaves a universe of about 150 above-average growth, predictable businesses that are the focus of an intense research process.

               The team develops an earnings model for each company in the resulting universe with each Co-Portfolio Manager responsible for those stocks in his/her sector of expertise. The research process concentrates on determining sustainable long-term growth prospects. Finally, a team uses a quantitative relative valuation model to rank each stock based on the five year expected growth rate and relative valuation, and seeks to hold those stocks with the highest potential return.

          o    Under  the  EQUITY  INCOME  STRATEGY,   the  sub-adviser  invests
               primarily in medium to large capitalization stocks with above-average dividend yields and rising dividends, seeking to provide both income and growth. The portfolio is diversified among common stocks, convertible bonds, convertible preferred stocks and Real Estate Investment Trusts. Securities in the portfolio often have value the sub-adviser believes is not fully recognized in the general market.

          The sub-adviser divides the Fund's assets among each of these three strategies, with about 40% of the assets allocated to each of the growth equity and value equity strategies and about 20% to the equity income strategy.

          The sub-adviser will typically sell a security if the security reaches its target price, negative changes occur with respect to the issuer or its industry, or there is a significant change in one or more of the characteristics applicable to the security's selection. However, the Fund may continue to hold equity securities that no longer meet the selection criteria but that the sub-adviser deems suitable investments in view of the Fund's investment objective.

          Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in the common stock of U.S. companies and may invest the balance in other securities, such as common stock of foreign issuers, corporate debt obligations, U.S. government securities, preferred stock, convertible stock, warrants and rights to buy common stock, real estate investment trusts, repurchase agreements and money market instruments. Although the Fund emphasizes investment-grade securities (or unrated securities that the sub-adviser deems to be of comparable quality), the Fund may invest in non-investment-grade securities.

     The significant differences between the investment objectives and policies of JNL/Janus Growth & Income and the investment policies described above of JNL/Eagle Core Equity are that the new policies change the allocation between investments selected for growth and those selected for income potential. Please refer to Exhibit L for the changes from the current description.


     B.   DESCRIPTION AND CONTROL OF EAGLE

     Eagle Asset Management, Inc. (Eagle), 880 Carillon Parkway, St. Petersburg, Florida 33716. Eagle is a wholly owned subsidiary of Raymond James Financial, Inc. located at 880 Carillon Parkway, St. Petersburg, Florida 33716. Eagle and its affiliates provide a wide range of financial services to retail and institutional clients.

     For information regarding the principal executive officers and directors of Eagle, see Exhibit C hereto.

     C. DESCRIPTION OF CONSOLIDATION OF JNL/JANUS GROWTH & INCOME FUND WITH AND INTO EAGLE CORE EQUITY FUND

     The following description of the Plan of Reorganization ("Plan") is qualified in its entirety by reference to the text of the Plan, the form of which is attached as Exhibit G hereto. The plan became effective on May 3, 2004.

     The Plan provides for the transfer of all the assets, liabilities and interests of the Acquiring Fund to the Acquired Fund. The Plan provides that in exchange for all of its shares of the Acquired Fund, each shareholder of the Acquired Fund receives a number of shares, including fractional shares, of the acquiring Fund equal in dollar value to the number of whole and fractional shares that such shareholder owns in such Acquired Fund. Each shareholder of the Acquired Fund thereupon became a shareholder of the Acquiring Fund. Upon completion of these transactions, the Acquired Fund was terminated and no further shares were issued by it. The Plan provides that the classes of the Trust's shares representing the Acquired Fund are to be closed and the shares previously authorized for those classes reclassified by the Board of Trustees. The costs and expenses of the transactions were borne by JNAM.

     D.   COMPARISON OF THE EAGLE AND JANUS SUB-ADVISORY AGREEMENTS

     The provisions of the Eagle Sub-Advisory Agreement are substantially identical to the provisions of the Janus Sub-Advisory Agreement, however, the rate of sub-advisory fees payable under the Eagle Sub-Advisory Agreement is less than under the Janus Sub-Advisory Agreement. In addition, the management fee charged by JNAM is less. The description of the Eagle Sub-Advisory Agreement is set forth below and is qualified in its entirety by reference to the agreement attached hereto as Exhibit F.

     MANAGEMENT SERVICES. Under the terms of the Janus Sub-Advisory Agreement and the Eagle Sub-Advisory Agreement (collectively, the "Sub-Advisory
Agreements"), the sub-adviser manages the investment of the assets of the relevant Fund. The sub-advisory fee is stated as an annual percentage of the current value of the net assets of the Fund and is accrued daily and paid monthly. The sub-adviser formulates a continuous investment program, makes investment decisions and places orders for the Fund and also monitors each of the Fund's investments consistent with the investment objectives and policies of the Fund. The sub-adviser regularly reports to the Board of Trustees and JNAM with respect to the implementation of such investment programs. The sub-adviser consults with JNAM from time to time to review investment policies and affairs of the Fund. The sub-adviser bears all expenses incurred by it in connection with the performance of its services under the Sub-Advisory Agreements, other than the costs of securities (including any brokerage commissions).

     Each Sub-Advisory Agreement also provides that the sub-adviser, its directors, officers, employees, and certain other persons performing specific functions for the Fund will only be liable to the Fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

     Each Sub-Advisory Agreement also provides that the sub-adviser is responsible for compliance with the provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended ("Tax Code"), applicable to the Fund (relating to the diversification requirements applicable to investments in Variable Contracts). JNAM is obligated to pay the sub-adviser out of the advisory fee it receives from the Fund.

     Unless modified or terminated, each Sub-Advisory Agreement continues with respect to the Fund from year to year as long as such continuance is specifically approved at least annually by the Boards of Trustees, including a majority of the Disinterested Trustees, or by the affirmative vote of a majority of the outstanding voting shares of the Fund. Each Sub-Advisory Agreement also provides that it may be terminated at any time without penalty upon 60 days' notice by the Fund or JNAM, or on 90 days' written notice by the sub-adviser. The Sub-Advisory Agreements also automatically terminate in the event of their assignment.

     ADVISORY AND SUB-ADVISORY FEES. As compensation for its services as the Adviser, JNAM receives an advisory fee computed separately for each Fund of the Trust, accrued daily and payable monthly on the average daily net assets for each Fund. The fee for each Fund is stated as an annual percentage of the current value of the net assets of the Fund. The management fee paid to JNAM by each Fund is compared in the table below:


               JNL/EAGLE CORE EQUITY FUND                               JNL/JANUS GROWTH & INCOME FUND
                                               RATE                                                      RATE
$0 to $50 million                              .70%        $0 to $250 million                            .75%
$50 million to $300 million                    .65%        $250 million to $750 million                  .70%
Over $300 million                              .60%        $750 million to $1.5 billion                 . 65%
                                                           Over $1.5 billion                            . 60%

     As compensation for its services, the Sub-Adviser receives a fee from JNAM computed separately for the Fund. The fee for the Fund is stated as an annual percentage of the current value of the net assets of the Fund and is accrued daily and payable monthly. The following compares the sub-advisory fees that JNAM was obligated to pay Janus under the Janus Sub-Advisory Agreement and is obligated to pay Eagle under the Eagle Sub-Advisory Agreement. THESE FEES ARE
PAID BY THE ADVISER OUT OF THE ADVISORY FEE IT RECEIVES FOR THE FUND AND ARE NOT
ADDITIONAL CHARGES TO THE FUND.

                JNL/EAGLE CORE EQUITY FUND                                JNL/JANUS GROWTH & INCOME FUND
                                                 RATE                                                       RATE
$0 to $50 million                                .45%        $0 to $250 million                             .50%
$50 million to $300 million                      .40%        $250 to $750 million                           .45%
Over $300 million                                .30%        $750 million to $1.5 billion                   .40%
                                                             Amounts over $1.5 billion                      .35%

     The following table sets forth (1) the aggregate amount of management fees paid by JNL/Janus Growth & Income to JNAM for the period ended December 31, 2003; (2) the aggregate amount of management fees that JNAM would have received from JNL/Janus Growth & Income for the period ended December 31, 2003, if the management fee rate for that Fund had been the same as the current management fee rate for JNL/Eagle Core Equity; and (3) the difference between the amounts of management fees under (1) as compared to (2) stated as a percentage of the amount under (1).

------------------------- ----------------------- -----------------------
          (1)                      (2)                     (3)
------------------------- ----------------------- -----------------------
------------------------- ----------------------- -----------------------
     Actual Fees(1)           Pro forma fees        Difference between
                                                   (1) and (2), as a %
                                                          of (1)
------------------------- ----------------------- -----------------------
------------------------- ----------------------- -----------------------
      137,320                    102,244                   26%
------------------------- ----------------------- -----------------------

(1) The management fees for the Funds were reduced by 20 bps effective December 15, 2003, when a 20 bps distribution/service (Rule 12b-1 fee) went into effect for the Funds Class A shares. If that reduction had been in effect throughout 2003, the management fees shown in column (1) would have been $109,548.

     The following table sets forth the aggregate amount of sub-advisory fees paid by JNAM to Janus with respect to JNL/Janus Growth & Income for the period ended December 31, 2003; (2) the aggregate amount of sub-advisory fees that JNAM would have paid for the period ended December 31, 2003, if the sub-advisory fee rate for that Fund had been the same as the current sub-advisory fee rate for JNL/Eagle Core Equity; and (3) the difference between the amounts of management fees under (1) as compared to (2) stated as a percentage of the amount under
(1).

------------------------- ----------------------- -----------------------
          (1)                      (2)                     (3)
------------------------- ----------------------- -----------------------
------------------------- ----------------------- -----------------------
     Actual Fees(1)           Pro forma fees        Difference between
                                                   (1) and (2), as a %
                                                          of (1)
------------------------- ----------------------- -----------------------
------------------------- ----------------------- -----------------------
      73,032                     65,729                    10%
------------------------- ----------------------- -----------------------

         The following table compares the fees and expenses of the Funds.

                         ANNUAL FUND OPERATING EXPENSES
                  (as a percentage of average daily net assets)

                                 CLASS A SHARES

------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
                                        Mgt. Fee      Dist./Service      Admin. Fee       Other Exp.         Total
                                                       (12b-1 Fee)
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
JNL/Janus Growth & Income Fund           0.75%            0.20%           0.10%            0.02%           1.07%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
JNL/Eagle Core Equity Fund               0.67%            0.20%           0.10%            0.04%           1.01%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------

_________________________________
The fees and expenses shown for each Fund are based on each Fund's actual expenses for the fiscal year ended December 31, 2003, adjusted to reflect a 20 bps reduction in the Management Fee and the adoption of a 20 bps Distribution/Service (12b-1) fee applicable to Class A shares only, both of which were effective December 15, 2003. The information shown is for Class A shares only.

     EXAMPLES: The following Examples illustrate the expenses of investing in Class A shares of the JNL/Janus Growth & Income Fund and the JNL/Eagle Core Equity Fund. The Examples assume that the shareholder invests $10,000 in the Fund for the time periods indicated and then redeems all of the shares at the end of those periods. The Examples also assume that a shareholder's investment has a 5% return each year and that such Fund's operating expense levels remain the same as set forth in the corresponding expense table above. Although a shareholder's actual costs may be higher or lower, based on these assumptions the shareholders costs would be:

                           JNL/EAGLE CORE EQUITY FUND

                          1 Year                    103
                          3 Years                   322
                          5 Years                   558
                          10 Years                  1,236

                         JNL/JANUS GROWTH & INCOME FUND

                          1 Year                    109
                          3 Years                   340
                          5 Years                   590
                          10 Years                  1,306

     THE EXAMPLES SET FORTH ABOVE ASSUME REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR ANNUAL RETURN OF SHARES OF THE FUNDS; ACTUAL EXPENSES AND ANNUAL RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of these tables is to assist shareholders in understanding the expenses a shareholder in the Fund will bear. Please note, however, that the variable contracts issued by Jackson National Life and Jackson National NY provide for charges, including sales charges, not reflected in the above tables.

     E.   EVALUATION BY THE BOARD OF TRUSTEES

     The Board of Trustees most recently voted to continue the Eagle Sub-Advisory Agreement at a meeting in September 2003. In determining to continue that sub-advisory agreement, the Trustees considered information regarding Eagle provided by the sub-adviser, as well as information and analysis provided by JNAM with respect to Eagle. Specifically, the types of information considered by the Trustees in determining that continuation of the sub-advisory agreement was in the best interests of the Fund and its shareholders, were the following:

     o The Trustees were presented with an analysis, prepared by JNAM, of the performance of the Fund compared to its benchmark index and compared also to other investment company portfolios having similar investment objectives, indicating that, while the Fund exhibited both positive and negative variances from its benchmark indices, the performance of the Fund was within reasonable expectations.

     o The Trustees were presented with information, prepared by the sub-adviser, describing its investment philosophies and processes, its best execution policies, the security selection criteria employed, and the personnel to be involved in managing the Fund, indicating the sub-adviser continued to adhere to the investment philosophy and security selection criteria which formed a basis for its initial retention by the Trust, and the sub-adviser was continuing to devote adequate personnel resources to the Fund.

     o The Trustees were presented by an analysis, prepared by JNAM, comparing the sub-adviser's fees with the sub-advisory fees of underlying funds of variable annuity products having similar investment objectives, indicating the fees paid the sub-adviser under the agreement were reasonable in relation to sub-advisory fees of other underlying funds of variable annuities having similar investment objectives.

     o The Trustees were presented with profitability information by the sub-adviser regarding its profitability with respect to its services to the Trust indicating its profitability was not excessive.

     At the January 29, 2004 meeting, the Trustees, including the Disinterested Trustees, unanimously approved the Plan of Reorganization consolidating JNL/Janus Growth & Income with and into JNL/Eagle Core Equity. The Trustees determined that the consolidation was in the best interests of the shareholders of the Acquired Fund and the Acquiring Fund and that the consolidation would not dilute the shares of any shareholder of the Acquired Fund or Acquiring Fund. The principal factors considered by the Trustees in approving the Plan were:

     o increased efficiencies and lowered administrative costs related to fund size;

     o    the lower management fee and expense ratio of JNL/Eagle Core Equity;

     o    the comparatively better performance of JNL/Eagle Core Equity;

     o that (i) the contract owners and employee benefit plan participants with beneficial interests in the Funds will not realize a tax gain or loss as a result of the transaction because of the nature of the contracts or the nature of the plan, respectively, (ii) the Acquiring Fund will not realize a tax gain or loss as a result of the transaction, and (iii) the Acquired Fund will realize a tax gain or loss as a result of the transaction, but will not incur any tax liabilities as a result of the transaction because of the operation of the tax rules applicable to regulated investment companies which allow the deduction of dividends paid;

     o    that  the   consolidation   would  not  dilute  the  interest  of  any
          shareholder in the Funds; and

     o the factors considered by the Board in re-approving the Eagle Sub-Advisory Agreement as described above.

     F.   OWNERSHIP OF THE TRUST

     For information regarding the shareholders and ownership of the Trust, see "ADDITIONAL INFORMATION" below.

     G.   BROKERAGE TRANSACTIONS

     A description of the portfolio brokerage policies applicable to the Funds and information concerning commissions paid to affiliated brokers is set forth under "ADDITIONAL INFORMATION" below.

     H.   OTHER INVESTMENT COMPANIES ADVISED BY EAGLE

     Eagle currently acts as adviser or sub-adviser to the following other registered investment companies having similar investment objectives and policies to those of the JNL/Eagle Core Equity Fund. The size of each of these funds and the rate of Eagle's compensation for each fund are as follows:

                   ASSETS AS OF 12/31/03 SUB-ADVISORY FEE RATE

[TO BE UPDATED BY DEFINITIVE FILING]


                             ADDITIONAL INFORMATION

OWNERSHIP OF THE TRUST

         As of April 5, 2004, there were issued and outstanding the following number of shares for each Fund:

------------------------------------------------------------ ---------------------------------------------------------
                           Fund                                                 Shares Outstanding
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
JNL/Janus Aggressive Growth Fund                                                  13,883,725.049
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
JNL/Janus Balanced Fund                                                           9,885,307.985
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
JNL/Janus Capital Growth Fund                                                     11,254,965.128
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
JNL/Janus Global Equities Fund                                                    10,860,010.974
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
JNL/Janus Growth & Income Fund                                                    1,945,960.115
------------------------------------------------------------ ---------------------------------------------------------

         As of April 5, 2004, the officers and Trustees of the Trust, as a group, owned less than 1% of the then outstanding shares of any Fund.

         Because the shares of the Funds are sold only to Jackson National Life, certain Funds of the Trust organized as fund-of-funds, and certain qualified retirement plans, Jackson National Life, through its separate accounts which hold shares in the Trust as funding vehicles for Variable Contracts, is the owner of record of substantially all of the shares of the Trust. In addition, Jackson National Life, through its general account, is the beneficial owner of shares in certain of the Funds, in some cases representing the initial capital contributed at the inception of a Fund, and in other cases representing investments made for other corporate purposes. Shares of certain Funds are owned in part by the S&P/JNL Funds of the Trust, which are organized as "fund-of-funds" investing exclusively in other Funds of the Trust.

As of April 5, 2004, the following persons beneficially owned less than 5% of the shares of the Funds indicated below: [TO BE UPDATED BY DEFINITIVE FILING]

------------------------------- ---------------------------- ---------------------------- ----------------------------
             Fund                    Name and Address            No. of Shares Owned         Percentage of shares
                                                                                                  outstanding
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
JNL/Janus Balanced Fund
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
JNL/Janus Growth & Income Fund
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
JNL/Janus Aggressive Growth
Fund
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
JNL/Janus Capital Growth Fund
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
JNL/Janus Global Equities Fund
------------------------------- ---------------------------- ---------------------------- ----------------------------

         The S&P Funds noted above are Funds of the Trust. The address for the S&P Funds and Jackson National Life is 1 Corporate Way, Lansing, Michigan 48951.

Persons who own Variable Contracts may be deemed to have an indirect beneficial interest in the Fund shares owned by the relevant Investment Divisions. As noted above, Contract owners have the right to give instructions to the insurance company shareholders as to how to vote the Fund shares attributable to their Variable Contracts. To the knowledge of management of the Trust, as of April 5, 2004, the following person may be deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of any Fund: [TO BE UPDATED BY DEFINITIVE FILING]

------------------------------- ---------------------------- ---------------------------- ----------------------------
             Fund                    Name and Address           Amount of Beneficial         Percentage of shares
                                                                      Interest                    outstanding
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------


PORTFOLIO BROKERAGE

     Pursuant to the Sub-Advisory Agreements, the sub-advisers are responsible for placing all orders for the purchase and sale of portfolio securities of the Funds with broker-dealers selected in their discretion. The sub-advisers are obliged to place orders for the purchase and sale of securities with the objective of obtaining the most favorable overall results for the Funds ("best execution"), and each sub-adviser has adopted policies and procedures intended to assist it in fulfilling that obligation. In doing so, a Fund may pay higher commission rates than the lowest available when the sub-adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker-dealer effecting the transaction, as discussed below.

     The cost of securities transactions for each Fund consists not only of brokerage commissions (for transactions in exchange-traded equities and certain derivative instruments) or dealer or underwriter spreads for other types of securities, but also may include the market price impact of the Funds' transactions. Over-the-counter stocks, bonds and money market instruments are generally traded on a net basis and do not normally involve brokerage commissions.

     Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the sub-adviser may deal directly with dealers who make a market in the securities. Such dealers usually act as principals for their own account. Securities may also be purchased from various market centers.

     In selecting broker-dealers through which to effect transactions, each sub-adviser gives consideration to a number of factors described in its policy and procedures. The sub-advisers' policies and procedures generally include as factors for consideration such matters as price, confidentiality, broker-dealer spread or commission, if any, the reliability, integrity and financial condition of the broker-dealer, size of the transaction and difficulty of execution. Consideration of these factors by a sub-adviser, either in terms of a particular transaction or the sub-adviser's overall responsibilities with respect to the Funds and any other accounts managed by the sub-adviser, could result in a Fund paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

     Under the terms of the Sub-Advisory Agreements, and subject to best execution, the sub-advisers also expressly are permitted to give consideration to the value and quality of any "brokerage and research services" (as defined under Section 28(e) of the Securities Exchange Act of 1934, as amended), including securities research, statistical, quotation, or valuation services provided to the sub-adviser by the broker-dealer. In placing a purchase or sale order, a sub-adviser may use a broker-dealer whose commission in effecting the transaction is higher than that another broker-dealer might have charged for the same transaction if the sub-adviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the sub-adviser's overall responsibilities with respect to the Funds and any other accounts managed by the sub-adviser. Research services provided by broker-dealers include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy. Research services provided by broker-dealers through which the sub-adviser effects Fund transactions may be used by the sub-adviser in serving any or all of its accounts, and not all such services may be used by the sub-adviser in connection with the sub-adviser's services to the Funds.

     Where new issues of securities are purchased by a Fund in underwritten fixed price offerings, the underwriter or another selling group member may provide research services to a sub-adviser in addition to selling the securities to the Fund or other advisory clients of the sub-adviser.

     Pursuant to the Trust's Brokerage Enhancement Plan, the Adviser may direct a sub-adviser to seek to effect a portion of a Fund's brokerage transactions through broker-dealers which will grant Brokerage Payments or Brokerage Credits which can be used by the Distributor under that Plan, subject to the requirement of best price available and most favorable execution.

     Portfolio transactions for a Fund may be executed on an agency basis through broker-dealers that are affiliated with the Trust, the Adviser or a sub-adviser, if, in the sub-adviser's judgment, the use of such affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Fund a commission rate consistent with those charged by the affiliated broker-dealer to comparable unaffiliated customers in similar transactions. All transactions with affiliated broker-dealers must comply with Rule 17e-1 under the 1940 Act, and are reported to and reviewed by the Trustees on a regular basis.

     Subject to compliance with Rule 10f-3 under the 1940 Act, sub-advisers are permitted to purchase securities from an underwriting syndicate in which an affiliate of the sub-adviser is a member. All such transactions are reported to and reviewed by the Trustees on a regular basis.

     FMR anticipates that it will place brokerage transactions for the Funds it sub-advises through affiliated brokers and purchase securities in offerings for which an affiliate of FMR acts as an underwriter. These transactions would be effected in compliance with the Funds' procedures under Rule 17e-1 and Rule 10f-3. In addition, FMR may place certain transactions through brokers that clear transactions through FMR's affiliates; whether or not an unaffiliated broker has a clearing relationship with an affiliate of FMR is not a consideration in FMR's selection of a broker to effect a Fund's trades.

     Subject to compliance with Rule 17a-7 under the 1940 Act, sub-advisers are permitted to cause a Fund to purchase securities from or sell securities to another account, including another investment company, advised by the sub-adviser. All such transactions are reported to and reviewed by the Trustees on a regular basis.

     For the fiscal year ended December 31, 2003, the Trust paid the following amounts in brokerage commissions to affiliated broker-dealers:

------------------------------------------------------------ ---------------------------------------------------------
Name of Broker Dealer                                                         Amount of Commissions
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Fred Alger & Co., Inc.                                                            $851,622
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Raymond James & Associates, Inc.                                                  N/A
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Salomon Smith Barney                                                              N/A
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Oppenheimer Fund Distributors                                                     $1,493
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Curian Clearing, Division of ICA                                                  $67,033
------------------------------------------------------------ ---------------------------------------------------------

     Each of the broker-dealers listed above is affiliated with the Trust through a sub-adviser.

     The percentage of the Trust's aggregate brokerage commissions paid to affiliated broker-dealers during the year ended December 31, 2003 is as follows:

------------------------------------------------------------ ---------------------------------------------------------
Name of Broker Dealer                                                       % of Aggregate Commissions
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Fred Alger & Co., Inc.                                                            71.17%
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Raymond James & Associates, Inc.                                                  N/A
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Salomon Smith Barney                                                              N/A
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Oppenheimer Fund Distributors                                                     0.74%
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Curian Clearing, Division of ICA                                                  28.59%
------------------------------------------------------------ ---------------------------------------------------------

                                  OTHER MATTERS

     The Trust will furnish, without charge, a copy of the Trust's annual report for the fiscal year ended December 31, 2003 to any shareholder upon request. To obtain a report, please contact the Trust by calling (800) 766-4683 or by writing to the Trust at JNL Series Trust, P.O. Box 378002, Denver, Colorado 82037-8002.

     Jackson National Asset Management, LLC ("JNAM"), the investment adviser to the Trust, is located at 1 Corporate Way, Lansing, Michigan 48951. JNAM is a wholly-owned subsidiary of Jackson National Life, which, in turn, is wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom. JNAM also serves as the Trust's Administrator. Jackson National Life Distributors ("JNLD"), an affiliate of the Trust and the Adviser, is principal underwriter for the Trust and a wholly-owned subsidiary of Jackson National Life. JNLD is located at 8055 E. Tufts Avenue, Denver, Colorado 80237.

     The Trust is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the trust at a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

     The cost of the preparation, printing and distribution of this Information Statement will be paid by JNAM.



                                    EXHIBIT A

           PARTNERS OF SUB-ADVISER WELLINGTON MANAGEMENT COMPANY, LLP

NAME AND ADDRESS*

Kenneth L. Abrams                        Lisa d. Finkel                          Edward P. Owens
Nicholas C. Adams                        Mark A. Flaherty                        Saul J. Pannell
Rand L. Alexander                        Charles T. Freeman                      Thomas L. Pappas
Deborah L. Allinson                      Laurie A. Gabriel                       Jonathan M. Payson
Steven C. Angeli                         Ann C. Gallo                            Phillip H. Perelmuter
James H. Averill                         Subbiah Gopalraman                      Robert D. Rands
John F. Averill                          Paul Hamel                              James A. Rullo
Karl E. Bandtel                          William J. Hannigan                     John R. Ryan
David W. Barnard                         Lucius T. Hill, III                     Joseph H. Schwartz
Mark J. Beckwith                         James P. Hoffmann                       James H. Shakin
James A. Bevilacqua                      Jean M. Hynes                           Theodore E. Shasta
Kevin J. Blake                           Steven T. Irons                         Andrew J. Shilling
William N. Booth                         Paul D. Kaplan                          Binkley C. Shorts
Michael J. Boudens                       John C. Keogh                           Scott E. Simpson
Paul Braverman                           George C. Lodge, Jr.                    Haluk Soykan
Robert A. Bruno                          Nancy T. Lukitsh                        Trond Skramstad
Michael T. Carmen                        Mark T. Lynch                           Stephen A. Soderberg
Maryann E. Carroll                       Mark D. Mandel                          Eric Stromquist
William R. H. Clark                      Christine S. Manfredi                   Brendan J. Swords
Cynthia M. Clarke                        Earl E. McEvoy                          Harriett Tee Taggart
Richard M. Coffman                       Duncan M. McFarland                     Frank L. Teixeira
John DaCosta                             Matthew E. Megargel                     Perry M. Traquina
Pamela Dippel                            James N. Mordy                          Nilesh P. Undavia
Scott M. Elliott                         Diane C. Nordin                         Clare Villari
Robert L. Evans                          Stephen T. O'Brien                      Kim Williams
David R. Fassnacht                       Andrew S. Offit                         Itsuki Yamashita

* Unless otherwise noted, the principal business address of each partner and principal executive officer, as it relates to his or her duties at Wellington Management, is 75 State Street, Boston, Massachusetts 02109.




                                    EXHIBIT B

                 EXECUTIVE OFFICERS AND DIRECTORS OF SUB-ADVISER
                     Fidelity Management & Research Company

The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board; Abigail P.
Johnson, President; and Peter S. Lynch, Vice Chairman.

All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire
Street, Boston, Massachusetts 02109, which was organized on October 31, 1972.
Members of Mr. Edward C. Johnson 3d and Ms. Abigail P. Johnson's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.

FMRCo., Inc. (FMRC) is a wholly-owned subsidiary of FMR formed in 1999 to provide portfolio management services to certain Fidelity funds and investment advice with respect to equity and high income instruments.

The Directors of FMRC are Edward C. Johnson 3d, Chairman of the Board, Abigail
P. Johnson, President, and Peter S. Lynch, Vice Chairman. Mr. Johnson 3d is also a Trustee of other funds advised by FMR; Chairman of the Board, Chief Executive
Officer, and a Director of FMR Corp.; Chairman of the Board and a Director of FMR, Fidelity Management & Research (Far East) Inc. and Fidelity Investments
Money Management, Inc. (FIMM). In addition, Ms. Johnson is Senior Vice President and a Trustee of funds advised by FMR; President and a Director of FMR and FIMM;
and a Director of FMR Corp. Mr. Lynch is also Vice Chairman and a Director of FMR and a member of the Advisory Board of funds advised by FMR. Each of the Directors is a stockholder of FMR Corp.

Fidelity Investments Money Management, Inc. (FIMM) is a wholly-owned subsidiary of FMR formed in 1997 to provide portfolio management services to certain
Fidelity funds and investment advice with respect to fixed-income instruments.

The Directors of FIMM are Edward C. Johnson 3d, Chairman of the Board, and
Abigail P. Johnson, President. Mr. Johnson 3d is also a Trustee of other funds advised by FMR; Chairman of the Board, Chief Executive Officer, and a Director of FMR Corp.; Chairman of the Board and a Director of FMR, FMR Far East, and
FMRC. In addition, Ms. Johnson is Senior Vice President and a Trustee of other funds advised by FMR; President and a Director of FMR and FMRC; and a Director of FMR Corp. Each of the Directors is a stockholder of FMR Corp.

*Unless otherwise noted, the principal business address of each director and principal executive officer, as it relates to his or her duties at FMR, is 82
Devonshire Street, Boston, Massachusetts 02109.





                                    EXHIBIT C

                 EXECUTIVE OFFICERS AND DIRECTORS OF SUB-ADVISER
                          EAGLE ASSET MANAGEMENT, INC.

NAME AND ADDRESS*                     POSITION WITH EAGLE                       PRINCIPAL OCCUPATION
Thomas A. James                       Chairman                                   Chairman & CEO, Raymond James
                                                                                 Financial, Inc.
Richard K. Riess                      CEO And Director                           Executive Vice President -
                                                                                 Managing Director of Asset
                                                                                 Management, Raymond James
                                                                                 Financial, Inc.
Stephen G. Hill                       President, Chief Operating Officer, and    Same
                                      Director
Richard Rossi                         Executive Vice President, Sales and        Same
                                      Marketing

*Unless otherwise noted, the principal business address of each director and principal executive officer, as it relates to his or her duties at Eagle, is 880
Carillon Parkway, St. Petersburg, Florida 33716.


                                    EXHIBIT D
                    FORM OF WELLINGTON SUB-ADVISORY AGREEMENT

     This AGREEMENT is effective this 3rd day of May, 2004, by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and WELLINGTON MANAGEMENT COMPANY, LLP, a Massachusetts limited liability partnership and registered investment adviser ("Sub-Adviser").

     WHEREAS, Adviser is the investment manager for the JNL Series Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act");

     WHEREAS, the Adviser represents that it has entered into an Investment Advisory and Management Agreement ("Management Agreement") dated as of January 31, 2001 with the Trust; and

     WHEREAS, Adviser desires to retain Sub-Adviser as Adviser's agent to furnish investment advisory services to the investment portfolios of the Trust listed on Schedule A hereto ("each a Fund").

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

     1. APPOINTMENT. Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Funds for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

     2. DELIVERY OF DOCUMENTS. Adviser has or will furnish Sub-Adviser with copies properly certified or authenticated of each of the following prior to the commencement of the Sub-Adviser's services:

          a) the Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of The Commonwealth of Massachusetts on June 1, 1994, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Declaration of Trust");

          b)   the Trust's By-Laws and amendments thereto;

          c) resolutions of the Trust's Board of Trustees authorizing the appointment of Sub-Adviser and approving this Agreement;

          d) the Trust's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") and all amendments thereto;

          e) the Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended ("1933 Act") and under the 1940 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to the Funds; and

          f) the Trust's most recent prospectus and Statement of Additional Information for the Funds (collectively called the "Prospectus").

          During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all proxy statements, reports to shareholders, sales literature or other materials prepared for distribution to shareholders of each Fund, prospects of each Fund or the public that refer to the Fund in any way, prior to the use thereof, and the Adviser shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Sales literature may be furnished to the Sub-Adviser by e-mail, first class or overnight mail, facsimile transmission equipment or hand delivery.

          Adviser will furnish the Sub-Adviser with copies of all amendments of or supplements to the foregoing within a reasonable time before they become effective. Any amendments or supplements that impact the management of the Funds will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's approval thereof.

     3. MANAGEMENT. Subject always to the supervision of the Adviser, who in turn is subject to the supervision of the Trust's Board of Trustees, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, all assets of the Funds and place all orders for the purchase and sale of securities, including foreign or domestic securities or other property (including financial futures and options of any type), all on behalf of the Funds. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Funds (as set forth below), and will monitor the Funds' investments, and will comply with the provisions of Trust's Declaration of Trust and By-Laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Funds, which may be amended from time to time. Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Funds and to consult with each other regarding the investment affairs of the Funds. Sub-Adviser will report to the Board of Trustees and to Adviser with respect to the implementation of such program. Sub-Adviser, solely with respect to the assets of the Funds, which are under its management pursuant to this Agreement, is responsible for compliance with the diversification provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended ("IRC"), and its accompanying Regulation, Treas. Reg. Section 1.817-5, applicable to the Funds.

          Adviser will not act in a manner that would result in Sub-Adviser failing to maintain the required diversification and if the failure to diversify is inadvertent, Jackson National Life Insurance Company and any of its affiliates investing in the Funds, as owner of the assets in the Funds, shall in good faith and in conjunction with Sub-Adviser follow the procedures specified in Treas. Reg. Section 1.817-5(a)(2) and Revenue Procedure 92-25 (or its successor) to request relief from the Commissioner of Internal Revenue Service, and that in such an event Adviser shall work in conjunction with Sub-Adviser in the preparation of any request for relief or closing agreement and, to the extent that Adviser is seeking indemnification under Section 11 hereof, no filings or agreements shall be made with the Commissioner of Internal Revenue Service without the prior written approval of Sub-Adviser.

          The Adviser agrees that the Sub-Adviser shall not be liable for any failure to recommend the purchase or sale of any security on behalf of any Fund on the basis of any information which might, in the Sub-Adviser's opinion, constitute a violation of any federal or state laws, rules or regulations.

          The Sub-Adviser further agrees that it:

          a) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

          b) will comply with all applicable Rules and Regulations of the SEC in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

          c) will report regularly to Adviser and to the Trust's Board of Trustees as reasonably agreed between the Adviser and Sub-Adviser and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Trustees on a regular basis at reasonable times agreed to by the Adviser and Sub-Adviser, the management of the Funds, including, without limitation, review of the general investment strategies of the Funds, the performance of the Funds in relation to the specified benchmarks and will provide various other reports from time to time as reasonably requested by Adviser;

          d) will provide to the Adviser (i) a monthly compliance checklist developed for each Fund by Adviser and Sub-Adviser, and (ii) quarterly reports developed for each Fund by Adviser and Sub-Adviser;

          e) will prepare and maintain such books and records with respect to each Fund's securities transactions in accordance with Section 7 herein, and will furnish Adviser and Trust's Board of Trustees such periodic and special reports as the Adviser may reasonably request;

          f) will prepare and cause to be filed in a timely manner Form 13F and, if required, Schedule 13G with respect to securities held for the account of the Funds subject to Sub-Adviser's supervision;

          g)   will  act  upon   reasonable   instructions   from   Adviser  not
               inconsistent with the fiduciary duties and Investment Objectives hereunder;

          h) will treat confidentially and as proprietary information of Trust all such records and other information relative to the Trust maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by Trust, provided, however, that notwithstanding the foregoing, Sub-Adviser may disclose such information as required by applicable law, regulation or upon request by a regulator or auditor of Sub-Adviser;

          i) will vote proxies received in connection with securities held by the Funds consistent with its fiduciary duties hereunder; and

          j) may not consult with any other sub-adviser of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trusts, including the Funds, except that such consultations are permitted between the current and successor sub-advisers of the Funds in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

     4. CUSTODY OF ASSETS. Sub-Adviser shall at no time have the right to physically possess the assets of the Funds or have the assets registered in its own name or the name of its nominee, nor shall Sub-Adviser in any manner acquire or become possessed of any income, whether in kind or cash, or proceeds, whether in kind or cash, distributable by reason of selling, holding or controlling such assets of the Funds. In accordance with the preceding sentence, Sub-Adviser shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping of the assets of the Funds. All such duties of collection, physical acquisition and safekeeping shall be the sole obligation of the custodian.

     5. BROKERAGE. The Sub-Adviser is responsible for decisions to buy and sell securities for each Fund, broker-dealer selection, and negotiation of brokerage commission rates. Sub-Adviser shall have the express authority to negotiate, open, continue and terminate brokerage accounts and other brokerage arrangements with respect to all portfolio transactions entered into by Sub-Adviser on behalf of the Funds. Sub-Adviser will provide copies of futures agreements entered into by the Funds to the Adviser, if applicable. It is the Sub-Adviser's general policy in selecting a broker to effect a particular transaction to seek to obtain "best execution", which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the brokerage services provided by the broker.

          Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the applicable Fund on a continuing basis. Subject to such policies and procedures as the Trust's Board of Trustees may determine, the Sub-Adviser shall have discretion to effect investment transactions for each Fund through broker-dealers (including, to the extent permissible under applicable law, broker-dealer affiliates) who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause such Fund to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser's overall responsibilities with respect to such Fund and other accounts to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-Adviser on behalf of a Fund to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on brokerage placements to the Adviser as reasonably requested by the Adviser, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

     6. EXPENSES. The Sub-Adviser shall bear all expenses incurred by it in connection with the performance of its services under this Agreement. Each Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, and administration fees; fees for necessary professional and brokerage services; costs relating to local administration of securities; and fees for any pricing services. All other expenses not specifically assumed by the Sub-Adviser hereunder or by the Adviser under the Management Agreement are borne by the applicable Fund or the Trust.

     7. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request, copies of which may be retained by the Sub-Adviser. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act related to each Fund's portfolio transactions. The Adviser shall maintain all books and records not related to the Fund's portfolio transactions.

     8. COMPENSATION. For the services provided and the expenses assumed pursuant to this Agreement, Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefore, a sub-advisory fee accrued daily and payable monthly on the average daily net assets in the Funds in accordance with Schedule B hereto.

     9. SERVICES TO OTHERS. Adviser understands, and has advised the Trust's Board of Trustees, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies or accounts. Adviser has no objection to Sub-Adviser acting in such capacities, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each. Sub-Adviser may group orders for a Fund with orders for other funds and accounts to obtain the efficiencies that may be available on larger transactions when it determines that investment decisions are appropriate for each participating account. Sub-Adviser cannot assure that such policy will not adversely affect the price paid or received by a Fund. Adviser recognizes, and has advised Trust's Board of Trustees, that in some cases this procedure may adversely affect the size and the opportunities of the position that the participating Fund may obtain in a particular security. In addition, Adviser understands, and has advised the Trust's Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

     10. LIMITATION OF LIABILITY. Sub-Adviser, its officers, directors, employees, agents or affiliates will not be subject to any liability to the Adviser or the Funds or their directors, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by the Funds, any shareholder of the Funds or the Adviser either in connection with the performance of Sub-Adviser's duties under this Agreement or its failure to perform due to events beyond the reasonable control of the Sub-Adviser or its agents, except for a loss resulting from Sub-Adviser's willful misfeasance, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. Federal and State securities laws may impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any right which Adviser may have under any applicable laws.

     11. INDEMNIFICATION. Adviser and the Sub-Adviser each agree to indemnify the other party (and each such party's affiliates, employees, directors and officers) against any claim, damages, loss or liability (including reasonable attorneys' fees) arising out of any third party claims brought against an indemnified party that are found to constitute willful misfeasance or gross negligence on the part of the indemnifying party.

     12. DURATION AND TERMINATION. This Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect for two years from the date of its execution. Thereafter, if not terminated as to a Fund, this Agreement will continue in effect as to a Fund for successive periods of 12 months, PROVIDED that such continuation is specifically approved at least annually by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund, and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days' written notice by the Trust or Adviser, or on sixty days' written notice by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested persons" and "assignment" have the same meaning of such terms in the 1940 Act.) Section 10 and 11 herein shall survive the termination of this Agreement.

     13.  ACKNOWLEDGEMENTS OF ADVISER. Adviser acknowledges and agrees that:

          (a) The assets of the Account may be invested in futures contracts and consents to the Sub-Adviser's use of the alternate disclosure and recordkeeping standards under Commodity Futures Trading Commission Rule 4.7 with respect to such futures trading, which alternate standards are available to the Sub-Adviser on account of each Fund's ownership of securities of issuers not affiliated with the Funds and other investments with an aggregate market value of at least $2,000,000 and on account of the Trust's status as an investment company registered under the 1940 Act (not formed for the specific purpose of either investing in an exempt pool or opening an exempt account);

          (b) It is excluded from the definition of a commodity pool operator under CFTC Rule 4.5, and in connection with such exemption has filed a notice of eligibility and will provide the Sub-Adviser with a copy of such notice of eligibility before the execution of this Agreement; and

          (c)  The Adviser hereby  acknowledges  that not less than  forty-eight
               (48) hours before the date it has executed this Agreement, it received from the Sub-Adviser a copy of Part II of Sub-Advisers Form ADV, as required by Rule 204-(3) of the Investment Advisers Act of 1940, as amended.

     14. OBLIGATIONS OF ADVISER. The Adviser agrees to provide or complete, as the case may be, the following prior to the commencement of the Sub-Adviser's investment advisory services as specified under this
          Agreement:

          (a) A list of first tier affiliates and second tier affiliates (i.e., affiliates of affiliates) of the Fund;

          (b) A list of restricted securities for each Fund (including CUSIP, Sedol or other appropriate security identification); and

          (c)  A copy of the current compliance procedures for each Fund.

          The Adviser also agrees to promptly update the above referenced items in order to ensure their accuracy, completeness and/or effectiveness.

     15. CONFIDENTIAL TREATMENT. It is understood that any information or recommendation supplied by, or produced by, Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser and the Trust. Furthermore, except as required by law (including, but not limited to semi-annual, annual or other filings made under the 1940 Act) or as agreed to by the Adviser and Sub-Adviser, the Adviser and Trust will not disclose any list of securities purchased or sold by the Funds for a period of 30 days after month end, or any list of securities held by the Fund for 90 days after month end in any manner whatsoever except as expressly authorized in this Agreement, and except that the top 10 holdings may be disclosed 15 days after month end.

     16. ENTIRE AGREEMENT; AMENDMENT OF THIS AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the Funds. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     17. NOTICE. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as designated herein.

          (a)  To Adviser:

                       Jackson National Life Insurance Company
                       1 Corporate Way
                       Lansing, MI 48951
                       Attn: Thomas J. Meyer

          (b)  To Sub-Adviser:

                       Wellington Management Company, LLP
                       75 State Street
                       Boston, Massachusetts 02109
                       Attn:  Legal Services

     18. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will be binding upon and shall inure to the benefit of the parties hereto.

          The name "JNL Series Trust" and "Trustees of JNL Series Trust" refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under, the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of the "JNL Series Trust" entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, Shareholders or representatives or agents of Trust personally, but bind only the assets of Trust, and persons dealing with the Funds must look solely to the assets of Trust belonging to such Fund for the enforcement of any claims against the Trust.

     19. APPLICABLE LAW. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Michigan.

     20. COUNTERPART SIGNATURES. This Agreement may be executed in several counterparts, including via facsimile, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement.

     IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of this 3rd day of May, 2004.

                                    JACKSON NATIONAL ASSET MANAGEMENT, LLC


                                            By:

                                            Name:    ANDREW B. HOPPING

                                            Title:   PRESIDENT

                                    WELLINGTON MANAGEMENT COMPANY, LLP

                                            By:

                                            Name:

                                            Title:

                                   SCHEDULE A
                                     (Funds)

                        JNL/Select Large Cap Growth Fund
                          JNL/Select Global Growth Fund

                                   SCHEDULE B
                                                   (Compensation)


                        JNL/SELECT LARGE CAP GROWTH FUND

                           AVERAGE DAILY NET ASSETS           ANNUAL RATE

                           $0 to $100 Million:                   .45%
                           $100 to $450 Million:                 .40%
                           Over $450 Million:                    .35%




                          JNL/SELECT GLOBAL GROWTH FUND

                           AVERAGE DAILY NET ASSETS           ANNUAL RATE

                           $0 to $100 Million:                   .50%
                           $100 to $450 Million:                 .40%
                           Over $450 Million:                    .35%

                                    EXHIBIT E

                       FORM OF FMR SUB-ADVISORY AGREEMENT

     This AGREEMENT is effective this 3rd day of May, 2004, by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and FIDELITY MANAGEMENT & RESEARCH COMPANY, a Massachusetts Corporation and registered investment adviser ("Sub-Adviser").

     WHEREAS, Adviser is the investment manager for the JNL Series Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act");

     WHEREAS, the Adviser represents that it has entered into an Investment Advisory and Management Agreement ("Management Agreement") dated as of January 31, 2001 with the Trust; and

         WHEREAS, Adviser desires to retain Sub-Adviser as Adviser's agent to furnish investment advisory services to the investment portfolios of the Trust listed on Schedule A hereto ("each a Fund").

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

     1. APPOINTMENT. Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Funds for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

     2. DELIVERY OF DOCUMENTS. Adviser has or will furnish Sub-Adviser with copies properly certified or authenticated of each of the following prior to the commencement of the Sub-Adviser's services:

          a) the Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of The Commonwealth of Massachusetts on June 1, 1994, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Declaration of Trust");

          b)   the Trust's By-Laws and amendments thereto;

          c) resolutions of the Trust's Board of Trustees authorizing the appointment of Sub-Adviser and approving this Agreement;

          d) the Trust's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") and all amendments thereto;

          e) the Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended ("1933 Act") and under the 1940 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to the Funds; and

          f) the Trust's most recent prospectus and Statement of Additional Information for the Funds (collectively called the "Prospectus").

          Adviser will furnish the Sub-Adviser with copies of all amendments of or supplements to the foregoing within a reasonable time before they become effective. Any amendments or supplements that impact the management of the Funds will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's approval thereof.

     3. MANAGEMENT. Subject always to the supervision of the Adviser, who in turn is subject to the supervision of the Trust's Board of Trustees, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, all assets of the Funds and place all orders for the purchase and sale of securities, including foreign or domestic securities or other property (including financial futures and options of any type), all on behalf of the Funds. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Funds (as set forth below), and will monitor the Funds' investments, and will be subject to and performed in accordance with the provisions of Trust's Declaration of Trust and By-Laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Funds, which may be amended from time to time. Sub-Adviser and Adviser will each make its investment professionals, other than the portfolio managers, available to the other from time to time at reasonable times to review investment policies of the Funds and to consult with each other regarding the investment affairs of the Funds. The portfolio managers shall be available to meet with the Fund's Board of Trustees at the Fund's principal place of business on an annual basis on due notice and more frequently if requested by the board, and agreed upon by the Sub-Adviser. Sub-Adviser will provide periodic reports (quarterly or annual) to the Board of Trustees and to Adviser with respect to the implementation of such program, and such other reports as the Board or the Adviser reasonably may request. Subject to the following paragraph, Sub-Adviser will manage the assets of the Funds that are under its management pursuant to this Agreement in compliance with the requirements of the 1940 Act, the regulations adopted by the Securities and Exchange Commission thereunder, and the diversification provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended ("IRC"), and its accompanying Regulation, Treas. Reg. Section 1.817-5, applicable to the Funds.

          The Adviser acknowledges that the Sub-Adviser is not the principal compliance agent for the Funds or the Adviser, and does not have full access to all of the Funds' books and records necessary to perform certain compliance testing. To the extent that management of a Fund's assets pursuant to this Section 3 in compliance with any provision of applicable law (including sub-chapters M and L of the IRC, the 1940 Act and the Investment Advisers Act of 1940, as amended ("Applicable Law")) and in accordance with the Trust Documents, policies and determinations of the Board of Trustees of the Trust and the Adviser and the Fund's Prospectus (collectively, the "Charter Requirements"), requires access to information in the Fund's books and records to which the Sub-Adviser does not have access, Sub-Adviser shall manage the Fund's assets in accordance with this Sub-Advisory Agreement, Applicable Law and Charter Requirements in light of Sub-Adviser's books and records and any written instructions or information provided by the Fund or the Adviser, and, provided that the relevant books and records of Sub-Adviser are complete and accurate in all material respects, Sub-Adviser shall not be liable for any compliance violation where such transaction or occurrence would have complied with Fund's prospectus, Applicable Law and the Sub-Adviser's books and records.

          Adviser will not act in a manner that would result in Sub-Adviser failing to maintain the required diversification and if the failure to diversify is inadvertent, Jackson National Life Insurance Company and any of its affiliates investing in the Funds, as owner of the assets in the Funds, shall in good faith and in conjunction with Sub-Adviser take prompt action to bring the Funds back into compliance (to the extent possible) within the time permitted under the Code.

          The Adviser agrees that the Sub-Adviser shall not be liable for any failure to recommend the purchase or sale of any security on behalf of any Fund on the basis of any information which might, in the Sub-Adviser's opinion, constitute a violation of any federal or state laws, rules or regulations.

          The Sub-Adviser further agrees that it:

          a) will comply with all applicable Rules and Regulations of the SEC and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any other governmental authority to whose authority it is subject pertaining to its investment advisory activities;

          b) will report regularly to Adviser and, to the Trust's Board of Trustees as reasonably agreed between the Adviser and Sub-Adviser and will make investment professionals, other than the portfolio managers, available for the purpose of reviewing with representatives of Adviser and the Board of Trustees as often as quarterly and as agreed to by the Adviser and Sub-Adviser, the management of the Funds, including, without limitation, review of the general investment strategies of the Funds, the performance of the Funds in relation to the specified benchmarks and will provide various other reports from time to time as reasonably requested by Adviser on a monthly, quarterly or annual basis, or as otherwise agreed upon;

          c)   will  provide to the Adviser,  as agreed upon by the  Sub-Adviser
               (i) a monthly compliance checklist developed for each Fund by Adviser and Sub-Adviser, and (ii) quarterly reports developed for each Fund by Adviser and Sub-Adviser;

          d) will prepare and maintain books and records pertaining to Sub-Adviser's activities with respect to each Fund's securities transactions in accordance with Section 7 herein, and will furnish Adviser and Trust's Board of Trustees such periodic and special reports as the Adviser may reasonably request, upon reasonable prior written notice;

          e) will prepare and cause to be filed in a timely manner Form 13F and, if required, Schedule 13G with respect to securities held for the account of the Funds subject to Sub-Adviser's supervision;

          f) will act upon reasonable instructions from Adviser not inconsistent with the fiduciary duties and Investment Objectives hereunder, where the Sub-Adviser is allowed a reasonable period of time to respond to said instruction and negotiate any necessary changes;

          g) will treat confidentially and as proprietary information of Trust all such records and other information relative to the Trust maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by Trust, provided, however, that notwithstanding the foregoing, Sub-Adviser may disclose such information as required by applicable law, or regulation or upon request by a regulator or auditor of Sub-Adviser; and

          h) absent specific instructions to the contrary provided to it by the Adviser at least thirty (30) days prior to a vote and subject to its receipt of all necessary voting materials, the Sub-Adviser will vote proxies received in connection with securities held by the Funds consistent with its fiduciary duties hereunder. The Adviser shall instruct the Trust's Custodian, the administrator (the "Administrator"), and other parties providing services to the Funds to promptly forward misdirected proxy materials to the Sub-Adviser. The Sub-Adviser shall report quarterly whether any proxies were voted for the funds. The Sub-Adviser shall provide the Trust with such information as may be necessary for the Trust timely to prepare any proxy voting reports required under the federal security laws.

          i) The Sub-Adviser makes no representations or warranty, express or implied, that any level of performance or investment results will be achieved by the Funds or that the Funds will perform comparably with any standard, including any other clients of the Sub-Adviser or index.

          j) Upon request of Trust and/or the Funds, Sub-Adviser shall provide reasonable assistance in connection with the determination of the fair value of securities in a Fund for which market quotations are not readily available and the parties to this Agreement agree that the Sub-Adviser shall not bear responsibility or liability for the determination or accuracy of the valuation of any portfolio securities and other assets of the Funds.

     4. CUSTODY OF ASSETS. Sub-Adviser shall at no time have the right to physically possess the assets of the Funds or have the assets registered in its own name or the name of its nominee, nor shall Sub-Adviser in any manner acquire or become possessed of any income, whether in kind or cash, or proceeds, whether in kind or cash, distributable by reason of selling, holding or controlling such assets of the Funds. In accordance with the preceding sentence, Sub-Adviser shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping of the assets of the Funds. All such duties of collection, physical acquisition and safekeeping shall be the sole obligation of the custodian. The Sub-Adviser shall have no liability for the acts or omissions of the custodian.

     5. BROKERAGE. The Sub-Adviser is responsible for decisions to buy and sell securities for each Fund, broker-dealer selection, and negotiation of brokerage commission rates. Sub-Adviser shall have the express authority to negotiate, open, continue and terminate brokerage accounts and other brokerage arrangements with respect to all portfolio transactions entered into by Sub-Adviser on behalf of the Funds. Sub-Adviser will provide copies of all such agreements to the Adviser. The Sub-Adviser's agrees that, in selecting a broker or dealer, if any, to effect a particular transaction, it shall use best efforts to seek "best execution", which means executing portfolio transactions at prices which are advantageous to the Funds and at commission rates which are reasonable in relation to the benefits received.

          In selecting broker or dealers qualified to execute a particular transaction, the Sub-Adviser, will take all relevant factors into consideration, including, but not limited to: breath of the market and the price of the security; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and reasonableness of the commission, if any, with respect to the specific transaction and in evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, the Sub-Adviser shall have discretion to effect investment transactions for each Fund through broker-dealers (including, to the extent permissible under applicable law, broker-dealer affiliates) who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause such Fund to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser's overall responsibilities with respect to such Fund and other accounts to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-Adviser on behalf of a Fund to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on such allocations to the Adviser as reasonably requested by the Adviser, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

     6. EXPENSES. Except for expenses specifically assumed or agreed to be paid by the Sub-Adviser pursuant hereto, the Sub-Adviser shall not be liable for any expenses of the Adviser, the Trust or any Funds, including, but not limited to, investment advisory fees, and administration fees including custodian fees and expenses; fees for necessary professional and brokerage services in connection with the purchase or sale of securities or other investment instruments of the Funds; costs relating to local administration of securities; interest and taxes; and fees for any pricing services. The Sub-Adviser shall bear its own expenses incurred by it in connection with the performance of its services under this Agreement.

     7. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that it will maintain all records required to be maintained by a sub-adviser,
          including  without   limitation  books  and  records  required  to  be
          maintained by Rule 31a-1 under the 1940 Act with respect to each Fund's portfolio transactions. All records which it maintains for the Trust are the property of the Trust (except for such records as are required to be maintained under the Investment Advisers Act of 1940, as amended (Advisers Act) which shall be the joint property of the Fund and the Sub-Adviser) and further agrees to surrender promptly to the Trust any of such records upon the Trust's request, copies of which may be retained by the Sub-Adviser; provided that the Sub-Adviser may retain copies of any such records. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act related to each Fund's portfolio transactions.

     8. COMPENSATION. For the services provided and the expenses assumed pursuant to this Agreement, Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefore, a sub-advisory fee accrued daily and payable monthly, as soon as practicable after the last day of each calendar month based on the average daily net assets in the Funds determined at the close of the New York Stock Exchange on each day the exchange is open for trading in accordance with Schedule B hereto. If the Sub-Adviser shall serve for less than the whole of any month or other agreed-upon interval, the foregoing compensation shall be prorated. The Adviser may from time to time waive the compensation it is entitled to receive from the Trust; however, any such waiver will have no effect on the Adviser's obligation to pay the Sub-Adviser the compensation provided for herein.

     9. SERVICES TO OTHERS. Adviser understands, and has advised the Trust's Board of Trustees, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies or accounts. Adviser has no objection to Sub-Adviser acting in such capacities, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each. Sub-Adviser may group orders for a Fund with orders for other funds and accounts to obtain the efficiencies that may be available on larger transactions when it determines that investment decisions are appropriate for each participating account. Sub-Adviser cannot assure that such policy will not adversely affect the price paid or received by a Fund. Adviser recognizes, and has advised Trust's Board of Trustees, that in some cases this procedure may adversely affect the size and the opportunities of the position that the participating Fund may obtain in a particular security. In addition, Adviser understands, and has advised the Trust's Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

     10. LIMITATION OF LIABILITY; STANDARD OF CARE. Sub-Adviser, its officers, directors, employees, agents or affiliates will not be subject to any liability to the Adviser or the Funds or their directors, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by the Funds, any shareholder of the Funds or the Adviser either in connection with the performance of Sub-Adviser's duties under this Agreement or its failure to perform due to events beyond the reasonable control of the Sub-Adviser or its agents, except for a loss resulting from Sub-Adviser's willful misfeasance, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. Federal and State securities laws may impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any right which Adviser may have under any applicable laws.

     11. INDEMNIFICATION. The Sub-Adviser agrees to hold harmless and indemnify the Adviser and the Trust, and their respective directors and officers and each person, if any, who controls the Adviser or the Trust within the meaning of Section 2(a)(9) of the Investment Company Act of 1940, as amended, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees and expenses and costs of investigation) arising out of or based upon the Sub-Adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under this Agreement. The Adviser agrees to hold harmless and indemnify the Sub-Adviser, and its directors, officers, employees and each person, if any, who controls FMR within the meaning of Section 15 of the Securities Act of 1933, as amended, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees and expenses and costs of investigation) arising out of or based upon the Adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under this Agreement or the contents of the Prospectus and Statement of Additional Information of the Funds in effect from time to time, provided that such losses, claims, damages, liabilities and expenses did not relate to, or was not based upon, or did not arise out of an act or omission of the Sub-Adviser, its shareholders, or any of its partners, officers, directors, employees, agents or controlling persons constituting reckless disregard, willful misfeasance, bad faith, gross negligence, fraud or willful misconduct.

     12. DURATION AND TERMINATION. This Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect for two years from the date of its execution. Thereafter, if not terminated as to a Fund, this Agreement will continue in effect as to a Fund for successive periods of 12 months, PROVIDED that such continuation is specifically approved at least annually by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund, and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days' written notice by the Trust or Adviser, or on sixty days' written notice by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested persons" and "assignment" have the same meaning of such terms in the 1940 Act.) Section 10 and 11 herein shall survive the termination of this Agreement.

     13.  ACKNOWLEDGEMENTS OF ADVISER. Adviser acknowledges and agrees that:

          (a) The assets of the Funds may be invested in futures contracts and consents to the Sub-Adviser's use of the alternate disclosure and recordkeeping standards under Commodity Futures Trading Commission Rule 4.7 with respect to such futures trading, which alternate standards are available to the Sub-Adviser on account of each Fund's ownership of securities of issuers not affiliated with the Funds and other investments with an aggregate market value of at least $2,000,000 and on account of the Trust's status as an investment company registered under the 1940 Act (not formed for the specific purpose of either investing in an exempt pool or opening an exempt account);

          (b) It is excluded from the definition of a commodity pool operator under CFTC Rule 4.5, and in connection with such exemption has filed a notice of eligibility and will provide the Sub-Adviser with a copy of such notice of eligibility before the execution of this Agreement; and

          (c)  The Adviser hereby  acknowledges  that not less than  forty-eight
               (48) hours before the date it has executed this Agreement, it received from the Sub-Adviser a copy of Part II of Sub-Advisers Form ADV, as required by Rule 204-(3) of the Advisers Act, as amended.

     14. OBLIGATIONS OF ADVISER. The Adviser agrees to provide or complete, as the case may be, the following prior to the commencement of the Sub-Adviser's investment advisory services as specified under this
          Agreement:

          (a) A list of first tier affiliates and second tier affiliates (i.e., affiliates of affiliates) of the Fund;

          (b) A list of restricted securities for each Fund (including CUSIP, Sedol or other appropriate security identification); and

          (c)  A copy of the current compliance procedures for each Fund.

          (d)  Copies of reports made by each Fund to its shareholders.

          (e) Any proxy statement of the Trust sent to shareholders of the Funds for the purpose of voting on matters affecting the Funds.

          The Adviser also agrees to promptly update the above referenced items in order to ensure their accuracy, completeness and/or effectiveness.


     15. REPRESENTATIONS AND WARRANTIES. Each party hereto represents and warrants to the other party hereto:

          (a) that it is a duly registered investment adviser under the Advisers Act and a duly registered investment adviser in all jurisdictions in which it is required to be so registered, and will continue to be so registered for so long as this Agreement remains in effect;

          (b) that it has the authority to enter into this Agreement and to perform its obligations under this Agreement;

          (c) that it currently maintains, and shall continue to maintain as long as this Agreement is in effect, Directors & Officers, Errors & Omissions and fidelity bond insurance coverage it deems sufficient; and

          (d) that each party to this Agreement agrees to cooperate with each other party in connection with any investigation or inquiry relating to this Agreement or the Trust.

     16. CONFIDENTIAL TREATMENT. It is understood that all information furnished by one party to the other party (including their respective agents, employees and representatives) hereunder shall be treated as confidential and shall not be disclosed to third parties, except if it is otherwise in the public domain or, with notice to the other party, as may be necessary to comply with applicable laws, rules, regulations, subpoenas or court orders. Without limiting the foregoing, Adviser acknowledges that the securities holdings of the Funds constitute information of value to Sub-Adviser, and agrees (1) not to use for any purpose, other than for Adviser or the Trust, or their agents, to supervise or monitor Sub-Adviser, the holdings or trade related information of the Trust; and (2) not to disclose the Funds' holdings, except: (a) as required by applicable law or regulation; (b) as required by state or federal regulatory authorities; (c) to the Board, counsel to the Board, counsel to the Trust, counsel to the Adviser, the Administrator or any sub-administrator, the independent accountants and any other agent of the Trust or the Adviser; or (d) as otherwise agreed to by the parties in writing. Further, Adviser agrees that information supplied by Sub-Adviser, including approved lists, internal procedures, compliance procedures and any board materials, is valuable to Sub-Adviser, and Adviser agrees not to disclose any of the information contained in such materials, except: (i) as required by applicable law or regulation; (ii) as required by state or federal regulatory authorities; (iii) to the Board, counsel to the Board, counsel to the Trust, counsel to the Adviser, the Administrator or any sub-administrator, the independent accountants and any other agent of the Trust or the Adviser; or (iv) as otherwise agreed to by the parties in writing, which consent shall not be unreasonably withheld.

     17. USE OF FMR'S NAME AND LOGO. The parties agree that the name of FMR, the names of any affiliates of FMR and any derivative, logo, trademark, service mark or trade name are the valuable property of FMR and its affiliates. During the term of this Agreement, subject to the Sub-Adviser's prior written consent (which consent shall not be unreasonably withheld), the Adviser and the Trust shall have the non-exclusive and non-transferable right to use FMR's name and logo in all materials relating to the Funds, including all prospectuses, proxy statements, reports to shareholders, sales literature and other written materials prepared for distribution to shareholders of the Trust or the public. However, prior to printing or distributing of any materials which refer to FMR, the Adviser shall consult with the Sub-Adviser and shall furnish to the Sub-Adviser a copy of such materials. The Sub-Adviser agrees to cooperate with the Adviser and to review such materials promptly. The Adviser shall not print or distribute such materials if the Sub-Adviser reasonably objects in writing, within five (5) business days of its receipt of such copy (or such other time as may be mutually agreed, which would include longer time periods for review of the Funds' prospectus and other parts of the registration statement), to the manner in which its name and logo are to be used.

          Upon termination of this Agreement, the Adviser and the Trust shall forthwith cease to use such name(s), derivatives, logos, trademarks or service marks or trade names. If the Adviser and the Trust makes any unauthorized use of FMR's names, derivatives, logos, trademarks or service marks or trade names, the parties acknowledge that the Sub-Adviser shall suffer irreparable harm for which monetary damages are inadequate and thus, the Sub-Adviser shall be entitled to injunctive relief.

     18. DELEGATION OF DUTIES. The Sub-Adviser may, at its own expense, delegate any or all of its duties and responsibilities under this Agreement to its wholly-owned subsidiaries, FMR Co., Inc. and Fidelity Investments Money Management, Inc. (each, a "Sub-Subadviser,"
          collectively, the "Sub-Subadvisers"), provided that Sub-Adviser remains responsible to the Adviser and the Trust for the performance of all of its responsibilities and duties hereunder, and shall have the same liabilities to the Adviser and/or the Trust for the conduct of the Sub-Subadvisers, or any of its officers, directors or employees, as if such conduct were Sub-Adviser's own or that of the Sub-Adviser's own officers, directors or employees. Sub-Adviser will compensate the Sub-Subadvisers for their services to the Trust and neither the Trust nor the Adviser shall have any liability to the Sub-Subadvisers for such compensation. Subject to prior notice to the Adviser, the Sub-Adviser may terminate the services of a Sub-Subadviser for the Funds and shall, at such time, assume the responsibilities of the Sub-Subadvisers with respect to the Trust.

     19. AMENDMENT OF THIS AGREEMENT. This Agreement and the Confidentiality Letter, as set forth in Exhibit A which may be amended from time to time, constitutes the entire agreement between the parties. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     20. NOTICE. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as designated herein.

          (a)  To Adviser:

                             Jackson National Life Insurance Company
                             1 Corporate Way
                             Lansing, MI 48951
                             Attn: Thomas J. Meyer

          (b)  To Sub-Adviser:

                             Fidelity Management & Research Company
                             82 Devonshire Street
                             Boston, MA 02109
                             Attn: General Counsel

     21. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will be binding upon and shall inure to the benefit of the parties hereto.

          The name "JNL Series Trust" and "Trustees of JNL Series Trust" refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under, the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of the "JNL Series Trust" entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, Shareholders or representatives or agents of Trust personally, but bind only the assets of Trust, and persons dealing with the Funds must look solely to the assets of Trust belonging to such Fund for the enforcement of any claims against the Trust.

     22. APPLICABLE LAW. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Michigan, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder.

     23. COUNTERPART SIGNATURES. This Agreement may be executed in several counterparts, including via facsimile, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement.

     IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of this 3rd day of May, 2004.


                                    JACKSON NATIONAL ASSET MANAGEMENT, LLC


                                            By:

                                            Name:    ANDREW B. HOPPING

                                            Title: PRESIDENT


                                    FIDELITY MANAGEMENT & RESEARCH COMPANY


                                            By:

                                            Name: PHILIP BULLEN

                                            Title: SENIOR VICE PRESIDENT

                                   SCHEDULE A
                                     (Funds)

                           JNL/FMR Capital Growth Fund
                              JNL/FMR Balanced Fund

                                   SCHEDULE B
                                 (Compensation)


                           JNL/FMR Capital Growth Fund

                           AVERAGE DAILY NET ASSETS           ANNUAL RATE

                           $0 to $250 Million:                    .45%
                           $250 to $750 Million:                  .40%
                           Over $750 Million:                     .35%

                              JNL/FMR Balanced Fund

                      AVERAGE DAILY NET ASSETS ANNUAL RATE

                           $0 to $250 Million:                    .45%
                           $250 to $750 Million:                  .40%
                           Over $750 Million:                     .35%

                                    EXHIBIT A

                     FIDELITY MANAGEMENT & RESEARCH COMPANY
                              82 Devonshire Street
                           Boston, Massachusetts 02109






                                                         [INSERT DATE], 2004

Thomas J. Meyer
Jackson National Asset Management, LLC
One Corporate Way
Lansing, MI 48951


Dear Ladies and Gentlemen:

     We, Fidelity Management & Research Company ("Fidelity"), have entered into an investment advisory agreement with you ("Client") to provide investment advice to one or more investment portfolios, which are offered through insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts ("Portfolio" or "Portfolios"). Client will receive certain Fund Holdings Information (as defined below) from Fidelity. Fidelity and Client desire to evidence by this agreement the manner in which the Fund Holdings information will be treated. In consideration of the premises set forth herein, the parties agree as follows:

     1. DEFINITION. "Fund Holdings Information" shall mean any information relating to the underlying securities owned within any Portfolio, which is disclosed to Client or is otherwise obtained by Client from Fidelity, its affiliates, agents or representatives during the term of this agreement.

     2.   DUTY  NOT TO USE  OR  DISCLOSE  IMPROPERLY.  Client  acknowledges  and understands that the Fund Holdings Information is confidential and proprietary, that it constitutes trade secrets of Fidelity and its affiliates, and that it is of great value and importance to the success of Fidelity's business and to the protection of its clients. Client shall not in any manner copy or reproduce all or any portion of the Fund Holdings Information without the prior written approval of an officer of Fidelity. Client also agrees that it will not publicly disclose Fund Holdings Information except as set forth on Addendum I, as amended by Fidelity from time to time, or as otherwise required by law. Client acknowledges that it will be unable to publicly disclose Fund Holdings Information any more frequently than permitted by the disclosure policies of Fidelity's VIP and Advisor Funds, as such policies are amended by Fidelity from time to time. Client shall safeguard, protect and keep secret the Fund Holdings Information, abide by the security requirements set forth in Addendum II, as amended by the parties from time to time, and prevent the unauthorized, negligent or inadvertent use or disclosure thereof.
          Client shall restrict the dissemination of the Fund Holdings Information to a limited number of employees or agents on a need-to-know basis. Client shall inform its employees and agents who have access to the Fund Holdings Information of the confidential nature of the information and of this Agreement. Client shall promptly notify Fidelity in writing of any unauthorized, negligent or inadvertent use or disclosure of Fund Holdings Information of which it is aware.

     3. REMEDIES. Client acknowledges and understands that the use or disclosure of the Fund Holdings Information in any manner inconsistent with this agreement will cause Fidelity irreparable damage. Any of Fidelity and its affiliates shall have the right to (a) equitable and injunctive relief to prevent such unauthorized, negligent or inadvertent use or disclosure, and (b) recover the amount of all such damages (including attorneys' fees and expenses) to Fidelity and its affiliates in connection with such use or disclosure. In the event that any court of competent jurisdiction determines that any provision of this agreement is too broad to enforce as written, that provision shall be construed, modified or reformed to the extent reasonably necessary to make such provision enforceable. No failure or delay by Fidelity and its affiliates in exercising any right, power or privilege under this agreement shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude the exercise of any other right, power or privilege hereunder.

     4. EXCLUSIONS. Client shall not have any obligations under this agreement with respect to any information that is: (a) already known to Client or its affiliates at the time of the disclosure; (b) publicly known at the time of the disclosure or becomes publicly known through no wrongful act or failure of Company; (c) subsequently disclosed to Client or its affiliates on a non-confidential basis by a third party not having a confidential relationship with Fidelity which rightfully acquired such information; (d) communicated to a third party by Client with the express written consent of Fidelity; or (e) legally compelled to be disclosed pursuant to a subpoena, summons, order or other judicial or governmental process, provided Client provides prompt notice of any such subpoena, order, etc. to Fidelity so that Fidelity or its affiliates will have the opportunity to obtain a protective order, to the extent practicable.

     5. TERMINATION. Either party may terminate this agreement by giving the other party sixty (60) days written notice. The rights and obligations of the parties hereunder with respect to the Fund Holdings Information disclosed or obtained by Client prior to termination shall survive any termination of this Agreement for a period of three (3) years.

     6. COMPLIANCE. Fidelity shall have the right to verify the Company's compliance with this Agreement. Such verification may consist of a full operational review of Company's handling and use of Fund Holdings Information and may be conducted by Fidelity and/or its accountants. The verification shall be conducted at a mutually agreed upon time, such agreement not to be unreasonably withheld or delayed.

     7. GENERAL. Information provided to the Client is unaudited unless provided as part of the Fund's Audited Financial Reports. The provisions of this agreement shall be binding upon each party's successors and assigns and shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, excluding its conflict of laws provisions.

SINCERELY,                                ACCEPTED BY:

FIDELITY MANAGEMENT & RESEARCH COMPANY    JACKSON NATIONAL ASSET MANAGEMENT, LLC

BY:                                                BY:
         PHILIP BULLEN

TITLE:   SENIOR VICE PRESIDENT                     TITLE:


DATE:                                              DATE:

                   ~ Addendum I to Confidentiality Agreement ~
          Permissible Public Dissemination of Fund Holdings Information

DATA AVAILABLE FOR PUBLIC DISSEMINATION:

DATA                       FREQUENCY OF PERMISSIBLE DISCLOSURE

Top 10 Holdings*           Quarterly, 15 calendar day lag from end of calendar quarter

Full Holdings**            Quarterly, 60 calendar day lag from end of fiscal quarter

Portfolio Composition***   Monthly, 30 calendar day lag from end of period


* Top 10 Holdings should be shown in descending order. The aggregate percentage of the Top 10 must be disclosed. Individual security percentage must not be disclosed.
** Information provided in Fund Semi-Annual and Fund Annual reports.
*** Portfolio composition data (asset allocation, sector diversification, industry diversification, portfolio diversification) is permitted for external disclosure along with the Top Holdings on the 15th calendar day of the month following each calendar quarter end.


FUNDS                                       DATE ADDED
JNL/FMR Capital Growth Fund                 [INSERT DATE], 2004
JNL/FMR Balanced Fund                       [INSERT DATE], 2004







Fidelity Management & Research Company   Jackson National Asset Management, LLC


Signature                                Signature

Name     Philip Bullen                   Name

Title    Senior Vice President           Title

Date                                     Date

                  ~ Addendum II to Confidentiality Agreement ~
                Guidelines for Handling Fidelity Fund Information

1.   Transfer Media and Methodology

     a) In cases where a network is used, access to the network by parties other than Fidelity and Client must be eliminated, or access by others must be strictly controlled.

     b)   In cases  where  Client  provides  courier  service for the pickup and
          delivery   of  tapes  or  other   physical   media,   Client   assumes
          responsibility for the security of the material.

     c) For physical delivery, recipient must sign a receipt to ensure delivery to the appropriate individual or department.

     d) Any indication of tampering should be immediately reported to the appropriate Fidelity contact.

2.   Storage and Processing

     a) Once information is received by Client, it must be secured from access by unauthorized persons.

     b) A limited and controlled group of employees of Client should have access to the information. Only those employees with a need to access the information as part of the "Permitted Purpose" as described in Addendum I should be given such access.

3.   Archival/Disposal

     a)   In  cases  where  long  term   storage  is   required,   Client  takes
          responsibility for the security of the materials while stored

     b) Mechanisms for disposal must at minimum provide for destruction of the media such that information is unreadable. Treatment may include shredding or appropriate cleaning of magnetic media. Such treatment is only necessary for information that is still non-public.

4.   Publication

     a) Fidelity confidential information provided to Client may be divulged only in the forms approved by Fidelity, and in the timeframes approved by Fidelity.

     b) Detailed holdings information may be used only in the process of generating the approved materials (see above). Prior and subsequent to publication, the detailed information must be secured against unauthorized access.

     c) Information publication must meet Fidelity requirements for time lags. Prior to publication, all information must be appropriately secured against unauthorized access.

Fidelity Management & Research Company    Jackson National Asset Management, LLC


Signature:                                Signature:

Name:         Philip Bullen               Name:

Title:        Senior Vice President       Title:

Date:                                     Date:

                                    EXHIBIT F

                          EAGLE SUB-ADVISORY AGREEMENT

     This AGREEMENT is effective this 31st day of January 2001, by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and EAGLE ASSET MANAGEMENT, INC., a Florida corporation and registered investment adviser ("Sub-Adviser").

     WHEREAS, Adviser is the investment manager for the JNL Series Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

     WHEREAS, Adviser desires to retain Sub-Adviser as Adviser's agent to furnish investment advisory services to the investment portfolios of the Trust listed on Schedule A hereto ("Fund").

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

     1. APPOINTMENT. Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointments and agrees to furnish the services herein set forth for the compensation herein provided.

     2. DELIVERY OF DOCUMENTS. Adviser has or will furnish Sub-Adviser with copies properly certified or authenticated of each of the following:

          a) the Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of The Commonwealth of Massachusetts on June 1, 1994, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Declaration of Trust");

          b)   the Trust's By-Laws and amendments thereto;

          c) resolutions of the Trust's Board of Trustees authorizing the appointment of Sub-Adviser and approving this Agreement;

          d) the Trust's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") and all amendments thereto;

          e) the Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended ("1933 Act") and under the 1940 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to the Fund; and

          f) the Trust's most recent prospectus and Statement of Additional Information for the Fund (collectively called the "Prospectus").

     Adviser will furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing.

     3. MANAGEMENT. Subject always to the supervision of Trust's Board of Trustees and the Adviser, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, all assets of the Fund and place all orders for the purchase and sale of securities, all on behalf of the Fund. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Fund (as set forth below), and will monitor the Fund's investments, and will comply with the provisions of Trust's Declaration of Trust and By-Laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Fund. Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other regarding the investment affairs of the Fund. Sub-Adviser will report to the Board of Trustees and to Adviser with respect to the implementation of such program. Sub-Adviser is responsible for compliance with the provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended, applicable to the Fund.

          The Sub-Adviser further agrees that it:

          a) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

          b) will conform with all applicable Rules and Regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

          c) will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer including an affiliated broker-dealer which is a member of a national securities exchange as permitted in accordance with guidelines established by the Board of Trustees. In placing orders with brokers and dealers, the Sub-Adviser will attempt to obtain the best combination of prompt execution of orders in an effective manner and at the most favorable price. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable Sub-Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Sub-Adviser with research advice and other services. Subject to such policies as the Board of Trustees may determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker-dealer that provides brokerage and research service to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if the Sub-Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the Trust and to other clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion. In no instance will portfolio securities be purchased from or sold to the Adviser, Sub-Adviser or any affiliated person of either the Trust, Adviser, or Sub-Adviser, except as may be permitted under the 1940 Act;

          d) will report regularly to Adviser and to the Board of Trustees and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Trustees on a regular basis at reasonable times the management of the Fund, including, without limitation, review of the general investment strategies of the Fund, the performance of the Fund in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by Adviser;

          e) will prepare and maintain such books and records with respect to the Fund's securities transactions and will furnish Adviser and Trust's Board of Trustees such periodic and special reports as the Board or Adviser may request;

          f) will act upon instructions from Adviser not inconsistent with the fiduciary duties hereunder;

          g) will treat confidentially and as proprietary information of Trust all such records and other information relative to the Trust maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by Trust;

          h) will vote proxies received in connection with securities held by the Fund consistent with its fiduciary duties hereunder.

     4. EXPENSES. During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commission, if any) purchased for the Fund.

     5. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

     6. COMPENSATION. For the services provided and the expenses assumed pursuant to this Agreement, Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefore, a sub-advisory fee accrued daily and payable monthly on the average daily net assets in the Funds excluding the net assets representing capital contributed by Jackson National Life Insurance Company in accordance with Schedule B hereto.

     7. SERVICES TO OTHERS. Adviser understands, and has advised the Trust's Board of Trustees, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies. Adviser has no objection to Sub-Adviser acting in such capacities, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each. Sub-adviser may group orders for a Fund with orders for other funds and accounts to obtain the efficiencies that may be available on larger transactions when it determines that investment decisions are appropriate for each participating account. Sub-adviser cannot assure that such policy will not adversely affect the price paid or received by a Fund. Adviser recognizes, and has advised Trust's Board of Trustees, that in some cases this procedure may adversely affect the size of the position that the participating Fund may obtain in a particular security. In addition, Adviser understands, and has advised Trust's Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

     8. LIMITATION OF LIABILITY. Sub-Adviser, its officers, directors, employees, agents or affiliates will not be subject to any liability to the Adviser or the Fund or their directors, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of Sub-Adviser's duties under this Agreement, except for a loss resulting from Sub-Adviser's willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

     9. INDEMNIFICATION. Adviser and the Sub-Adviser each agree to indemnify the other against any claim against, loss or liability to such other party (including reasonable attorneys' fees) arising out of any action on the part of the indemnifying party which constitutes willful misfeasance, bad faith or gross negligence.

     10. DURATION AND TERMINATION. This Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect for two years from the date of its execution. Thereafter, if not terminated as to a Fund, this Agreement will continue in effect as to a Fund for successive periods of 12 months, provided that such continuation is specifically approved at least annually by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund, and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days' written notice by the Trust or Adviser, or on ninety days' written notice by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested persons" and "assignment" have the same meaning of such terms in the 1940 Act.)

     11. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     12. NOTICE. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

     13. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will be binding upon and shall inure to the benefit of the parties hereto.

          The name "JNL Series Trust" and "Trustees of JNL Series Trust" refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under, the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of the "JNL Series Trust" entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, Shareholders or representatives of Trust personally, but bind only the assets of Trust, and persons dealing with the Fund must look solely to the assets of Trust belonging to such Fund for the enforcement of any claims against the Trust.

     14. APPLICABLE LAW. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Michigan.


     IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of this 31st day of January 2001.



                              JACKSON NATIONAL ASSET MANAGEMENT, LLC


                              By:   /S/ ANDREW B. HOPPING

                              Name: ANDREW B. HOPPING

                              Title: PRESIDENT



                              EAGLE ASSET MANAGEMENT, INC.


                              By:   /S/ PAUL SLAKTER

                              Name: PAUL SLAKTER

                              Title:  VICE PRESIDENT

                                   SCHEDULE A
                             DATED JANUARY 31, 2001
                                     (Funds)

                          JNL/EAGLE CORE EQUITY SERIES

                        JNL/EAGLE SMALLCAP EQUITY SERIES

                                   SCHEDULE B
                             DATED JANUARY 31, 2001
                                                   (Compensation)


                           JNL/EAGLE SMALL CAP SERIES

                           AVERAGE DAILY NET ASSETS           ANNUAL RATE

                           $0 to 50 Million:                        .50%
                           $50 Million to $150 Million:             .50%
                           $150 Million to $300 Million:            .45%
                           $300 Million to $500 Million:            .45%
                           Amounts over $500 Million:               .40%


                          JNL/EAGLE CORE EQUITY SERIES

                           AVERAGE DAILY NET ASSETS           ANNUAL RATE

                           $0 to 50 Million:                        .45%
                           $50 Million to $150 Million:             .40%
                           $150 Million to $300 Million:            .40%
                           $300 Million to $500 Million:            .30%
                           Amounts over $500 Million:               .30%

                                    EXHIBIT G

                         FORM OF PLAN OF REORGANIZATION

                                JNL SERIES TRUST

     JNL/AIM LARGE CAP GROWTH FUND, JNL/AIM PREMIER EQUITY II FUND, JNL/EAGLE CORE EQUITY FUND, JNL/JANUS GROWTH & INCOME FUND, JNL/S&P CONSERVATIVE GROWTH FUND I, JNL/S&P CONSERVATIVE GROWTH FUND II, JNL/S&P CONSERVATIVE GROWTH FUND, JNL/S&P MODERATE GROWTH FUND I, JNL/S&P MODERATE GROWTH FUND II, JNL/S&P MODERATE GROWTH FUND, JNL/S&P AGGRESSIVE GROWTH FUND I, JNL/S&P AGGRESSIVE GROWTH FUND II, JNL/S&P AGGRESSIVE GROWTH FUND, JNL/S&P VERY AGGRESSIVE GROWTH FUND I, JNL/S&P VERY AGGRESSIVE GROWTH FUND II, JNL/S&P EQUITY GROWTH FUND I, JNL/S&P EQUITY GROWTH FUND II, JNL/S&P EQUITY AGGRESSIVE GROWTH FUND I, JNL/S&P EQUITY AGGRESSIVE GROWTH FUND II

                             PLAN OF REORGANIZATION

     This plan of reorganization has been entered into on the 29th day of January, 2004, by the JNL SERIES TRUST (the "Trust"), a Massachusetts business trust, on behalf of the following series of the Trust:

-------------------------------------------------- -----------------------------------------------
                 Acquiring Funds                                   Acquired Funds
-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------
JNL/AIM Large Cap Growth Fund                      JNL/AIM Premier Equity II Fund
-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------
JNL/Eagle Core Equity Fund                         JNL/Janus Growth & Income Fund
-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------
JNL/S&P Conservative Growth Fund I                 JNL/S&P Conservative Growth Fund II
                                                   JNL/S&P Conservative Growth Fund
-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------
JNL/S&P Moderate Growth Fund I                     JNL/S&P Moderate Growth Fund II
                                                   JNL/S&P Moderate Growth Fund
-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------
JNL/S&P Aggressive Growth Fund I                   JNL/S&P Aggressive Growth Fund II
                                                   JNL/S&P Aggressive Growth Fund
-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------
JNL/S&P Very Aggressive Growth Fund I              JNL/S&P Very Aggressive Growth Fund II
-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------
JNL/S&P Equity Growth Fund I                       JNL/S&P Equity Growth Fund II
-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------
JNL/S&P Equity Aggressive Growth Fund I            JNL/S&P Equity Aggressive Growth Fund II
-------------------------------------------------- -----------------------------------------------

     WHEREAS, the Trust is a registered investment company under the Investment Company Act of 1940 as amended (the "1940 Act");

     WHEREAS the Board of Trustees has determined that the transactions described herein are in the best interests of the shareholders of each of the Acquired Funds and the Acquiring Funds;

     WHEREAS the Board of Trustees has determined that the transactions described herein will not dilute the shares of any shareholder of the Acquired Funds and the Acquiring Funds;

     WHEREAS the Board of Trustees has determined that the transactions described herein will provide for the equitable liquidation and distribution of the shares of the Acquired Funds;

     WHEREAS Article IV, Section 3 of the Trust's Declaration of Trust, dated June 1, 1994 (the "Declaration of Trust"), authorizes the Board of Trustees to direct the management of the business and affairs of the Fund;

     WHEREAS the Board of Trustees has determined that each Acquired Fund should be consolidated with and into the corresponding Acquiring Fund, as shown in the table above; and

     WHEREAS the Board of Trustees has been advised by counsel that approval of this plan of reorganization by shareholders of each Acquired Fund is not required under the Declaration of Trust or applicable law;

     NOW, THEREFORE, all the assets, liabilities and interests of each Acquired Fund shall be transferred on the Closing Date to the corresponding Acquiring Fund as described below:

     1. The Closing Date shall be April 30, 2004, or such other day on which the Trust is open for business and the New York Stock Exchange is open for unrestricted trading as may be determined by the Trust's management;

     2. On or before the Closing Date, and before effecting each consolidation transaction described herein, the Trust shall have received a satisfactory written opinion of legal counsel as to each such transaction that:

          a. it shall qualify as a tax-free reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Tax Code") or, in the alternative, a satisfactory written opinion that such transaction shall not qualify as a tax-free reorganization under Section 368(a)(1) of the Tax Code, but that
               (i) the contract owners and employee benefit plan participants with beneficial interests in the Funds will not realize a tax gain or loss as a result of the transaction because of the nature of the contracts or the nature of the plan, respectively, (ii) the Acquiring Fund will not realize a tax gain or loss as a result of the transaction, and (iii) the Acquired Fund will realize a tax gain or loss as a result of the transaction, but will not incur any tax liabilities as a result of the transaction because of the operation of the tax rules applicable to regulated investment companies which allow the deduction of dividends paid; and

          b. the securities to be issued in connection with such transaction have been duly authorized, and when issued in accordance with this Plan, will have been validly issued and fully paid and will be non-assessable by the Trust on behalf of the relevant Acquiring Fund.

     3. In exchange for all of its shares of each Acquired Fund, each shareholder of such Acquired Fund shall receive a number of shares, including fractional shares, of the corresponding Acquiring Fund equal in dollar value to the number of whole and fractional shares that such shareholder owns in such Acquired Fund. Each shareholder of such
          Acquired Fund shall thereupon become a shareholder of the corresponding Acquiring Fund.

     4. For purposes of this transaction, the value of the shares of the Acquiring Funds and the Acquired Funds shall be determined as of 4:00 p.m., Eastern Time, on the Closing Date. Those valuations shall be made in the usual manner as provided in the relevant Fund's prospectus.

     5. Upon completion of the foregoing transactions, each Acquired Fund shall be terminated and no further shares shall be issued by it. The classes of the Trust's shares representing such Acquired Fund shall thereupon be closed and the shares previously authorized for those classes shall be reclassified by the Board of Trustees. The Trust's Board of Trustees and management shall take whatever actions may be necessary under Massachusetts law and the 1940 Act to effect the termination of the Acquired Funds.

     6. The costs and expenses of these transactions, including the preparation, filing, printing and mailing of information statements, disclosure documents and related legal fees shall be borne by Jackson National Asset Management, LLC.

     A copy of the Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts. Notice is hereby given that this instrument is executed on behalf of the Trustees as Trustees, and is not binding on any of the Trustees, officers, or shareholders of the Trust individually, but only binding on the assets and properties of the Trust.

     IN WITNESS WHEREOF, JNL Series Trust, on behalf of the JNL/AIM Large Cap Growth Fund, JNL/AIM Premier Equity II Fund, JNL/Eagle Core Equity Fund, JNL/Janus Growth & Income Fund, JNL/S&P Conservative Growth Fund I, JNL/S&P Conservative Growth Fund II, JNL/S&P Conservative Growth Fund, JNL/S&P Moderate Growth Fund I, JNL/S&P Moderate Growth Fund II, JNL/S&P Moderate Growth Fund, JNL/S&P Aggressive Growth Fund I, JNL/S&P Aggressive Growth Fund II, JNL/S&P Aggressive Growth Fund, JNL/S&P Very Aggressive Growth Fund I, JNL/S&P Very Aggressive Growth Fund II, JNL/S&P Equity Growth Fund I, JNL/S&P Equity Growth Fund II, JNL/S&P Equity Aggressive Growth Fund I, and JNL/S&P Equity Aggressive Growth Fund II, has caused this plan of reorganization to be executed and attested in the City of Lansing, State of Michigan, on the date first written above.

                                            JNL SERIES TRUST

                                            By:
                                            ___/S/ ROBERT A. FRITTS___
                                            Robert A. Fritts, President

                                            Attest:
                                            __/S/ SUSAN S. RHEE____________
                                            Susan S. Rhee, Assistant Secretary

                                    EXHIBIT H



JNL/SELECT LARGE CAP GROWTH FUND (formerly JNL/Janus Aggressive Growth Fund)

INVESTMENT OBJECTIVE. The investment objective of the JNL/Select Large Cap Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of common stocks of large U.S. companies selected for their growth potential. In selecting equity securities, the sub-adviser looks for companies with the ability to sustain growth at a faster pace than the market. The JNL/Select Large Cap Growth Fund may invest in companies of any size, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. The Fund may invest up to 25% of its total assets in securities of foreign issuers and non-dollar securities. Foreign securities include (1) companies organized outside of the United States, (2) foreign governments and agencies or instrumentalities of foreign governments and
(3) issuers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers if the issuer's economic fortunes and risks are primarily linked with US markets. The sub-adviser selects securities for their capital growth potential; investment income is not a consideration. The key characteristics of growth companies favored by the Fund include a leadership position within the industry, a strong balance sheet, a high return on equity, accelerating earnings, growth in earnings per share, unrecognized or undervalued assets, and a strong management team. Securities may be sold for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising. To provide flexibility to take advantage of investment opportunities or to meet redemption requests or for temporary defensive purposes, the Fund may hold a portion of its asset in money market investments including repurchase agreements. Doing so may reduce the potential for appreciation in the Fund's portfolio.


The Fund may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities and debt securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.


     o INVESTMENT STYLE RISK. The fund is subject to the risk that returns from large cap growth stocks will trail returns from the overall stock market. The fund uses a "growth" investing style. Some other funds use a "value" investing style. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Value funds typically emphasize stocks whose prices are below-average in comparison to earnings and book value, although they may yield above-average dividends. In the past, over the long-term, the growth and value stock categories have had similar returns; however, each category sometimes outperforms the other. These periods, in the past, sometimes have lasted for several years.



ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. SPECIAL SITUATIONS. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the sub-adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.


TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash or the following liquid assets: money market instruments, shares of affiliated money market funds or high-quality debt obligations. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

PORTFOLIO TURNOVER. The Fund may actively trade securities in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance. Active trading also may increase short-term gains and losses, which may affect the taxes you have to pay.


DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

                                    EXHIBIT I


JNL/SELECT GLOBAL GROWTH FUND (formerly JNL/Janus Global Equities Fund)

INVESTMENT OBJECTIVE. The investment objective of the JNL/Select Global Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities of foreign and domestic issuers. The sub-adviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. These companies are, in the opinion of the sub-adviser, leaders in their respective industries as indicated by an established market presence and strong global, regional, or country competitive positions. The sub-adviser selects securities for their capital growth potential; investment income is not a consideration. To provide flexibility to take advantage of investment opportunities or to meet redemption requests or for temporary defensive purposes, the Fund may hold a portion of its assets in money market investments including repurchase agreements. Doing so may reduce the potential for appreciation in the Fund's portfolio.


The Fund may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities, and debt securities, such as corporate bonds. The Fund can invest on a worldwide basis in companies and other organizations of any size, regardless of country of organization or place of principal business activity, as well as domestic and foreign governments, government agencies and other governmental entities. The Fund normally invests in securities of issuers from at least five different countries, including the United States, although it may invest in fewer than five countries. The Fund may invest without limit in foreign securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. SPECIAL SITUATIONS. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the sub-adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.


EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash or the following liquid assets: money market instruments, shares of affiliated money market funds or high-quality debt obligations. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

PORTFOLIO TURNOVER. The Fund may actively trade securities in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance. Active trading also may increase short-term gains and losses, which may affect the taxes you have to pay.


The SAI has more information about the Fund's authorized investments and strategies, as well as the risks andrestrictions that may apply to them.

                                    EXHIBIT J


JNL/FMR CAPITAL GROWTH FUND (formerly JNL/Janus Capital Growth Fund)

INVESTMENT OBJECTIVE. The investment objective of the JNL/FMR Capital Growth Fund is to seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund's sub-adviser, Fidelity Management & Research Company ("FMR") normally invests the Fund's assets primarily in common stock. FMR normally invests the Fund's assets primarily in securities of companies with medium market capitalizations. Although FMR focuses on investing the Fund's assets in securities issued by medium-sized companies, FMR may also make investments in securities issued by larger or smaller companies.

The Fund normally invests a majority of its equity assets in medium-sized companies. The Fund may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities and debt securities. The Fund may invest the Fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

FMR may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the Fund may not achieve its objective.


PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o    MID-CAPITALIZATION   INVESTING  RISK.  The  prices  of  securities  of
          mid-capitalization companies tend to fluctuate more widely than those of larger, more established companies.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. SPECIAL SITUATIONS. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the sub-adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

FIXED INCOME INVESTMENTS. The Fund may invest in debt securities, which involve credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the security will not pay the interest and principal payments when due. The value of a debt security typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise, and the value of debt securities, including those that may be held by the Fund, will fall. Some fixed income investments also involve prepayment risk. This is the risk that, during periods of falling interest rates, a debt security with a high stated interest rate may be prepaid by the issuer before the expected maturity date.

LOWER-RATED SECURITIES. The Fund may invest in high-yield, high-risk, fixed-income securities, commonly known as "junk bonds." These are corporate debt securities rated BBB or lower by S&P or Baa or lower by Moody's, or unrated securities deemed by the sub-adviser to be on comparable quality. Lower-rated securities generally involve a higher risk of default than higher-rated ones.


TEMPORARY DEFENSIVE POLICIES. In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the Fund's performance and the Fund may not achieve its investment objective. The Fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.


The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

                                    EXHIBIT K


JNL/FMR BALANCED FUND (formerly JNL/Janus Balanced Fund)

INVESTMENT OBJECTIVE. The investment objective of the JNL/FMR Balanced Fund is to seek income and capital growth, consistent with reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES. The Fund's sub-adviser, Fidelity Management & Research Company ("FMR") manages the fund to maintain a balance between stocks and bonds. When FMR's outlook is neutral, it will invest in approximately 60% of the Fund's assets in stocks and other equity securities and the remainder in bonds and other debt securities, including lower-quality debt securities. FMR may vary from this target if it believes stocks or bonds offer more favorable opportunities, but will always invest at least 25% of the Fund's total assets in fixed-income securities (including debt securities and preferred stocks).

The Fund may invest the Fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

With respect to the Fund's equity investments, FMR's emphasis on above-average income-producing equity securities tends to lead to investments in stocks that have more "value" characteristics than "growth" characteristics. However, FMR is not constrained by any particular investment style. In buying and selling securities for the Fund, FMR generally analyzes the issuer of a security using fundamental factors (e.g., growth potential, earnings estimates, and management) and evaluates each security's current price relative to its estimated long-term value.

FMR may also use various techniques, such as buying and selling futures contracts, swaps, and exchange traded funds, to increase or decrease the Fund's exposure to changing security prices, interest rates, or other factors that affect security values. FMR may invest the Fund's assets in investment-grade debt securities by investing in other funds. If FMR's strategies do not work as intended, the Fund may not achieve its objective.


PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a stock's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. SPECIAL SITUATIONS. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the sub-adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

LOWER-RATED SECURITIES. The Fund may invest in high-yield, high-risk, fixed-income securities, commonly known as "junk bonds." These are corporate debt securities rated BBB or lower by S&P or Baa or lower by Moody's, or unrated securities deemed by the sub-adviser to be on comparable quality. Lower-rated securities generally involve a higher risk of default than higher-rated ones.


TEMPORARY DEFENSIVE POLICIES. In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the Fund's performance and the Fund may not achieve its investment objective. The Fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.


The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

                                    EXHIBIT L


JNL/EAGLE CORE EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Eagle Core Equity Fund is long-term capital appreciation and, secondarily, current income.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of common stock of U.S. companies that meet the criteria for one of three separate equity strategies: the growth equity strategy, the value equity strategy and the equity income strategy.

     o Under the GROWTH EQUITY STRATEGY, the sub-adviser selects common stocks in part based on its opinions regarding the sustainability of the company's competitive advantage in the marketplace and the company's management team. The sub-adviser looks for securities of companies which have an exceptional management team and which have the potential to increase market share and drive earnings per share growth. If a particular stock appreciates to over 7% of the total assets of the growth equity portion of the Fund, the sub-adviser typically will reduce the position to less than 7%. Generally, the sub-adviser will sell a stock if its price appreciates to a level that the sub-adviser views as not sustainable or to purchase stock that the sub-adviser believes presents a better investment opportunity.

          The sub-adviser seeks securities of companies which:

          -- have projected earnings growth and return on equity greater than 10%,

          --   are dominant in their industries, and

          --   have the ability to create and sustain a competitive advantage.

     o Under the VALUE EQUITY STRATEGY, the sub-adviser picks stocks from the 500 largest names in the Russell 1000 Index (by market capitalization). It focuses on securities with solid fundamentals, predictable growth and reasonable valuations relative to their peers. Unpredictable businesses, high multiple stocks, companies with unproven business models and businesses with no competitive advantage(s) are typically eliminated from consideration. This initial screening leaves a universe of about 150 above-average growth, predictable businesses that are the focus of an intense research process.

          The team develops an earnings model for each company in the resulting universe with each Co-Portfolio Manager responsible for those stocks in his/her sector of expertise. The research process concentrates on determining sustainable long-term growth prospects. Finally, a team uses a quantitative relative valuation model to rank each stock based on the five year expected growth rate and relative valuation, and seeks to hold those stocks with the highest potential return.

     o Under the EQUITY INCOME STRATEGY, the sub-adviser invests primarily in medium to large capitalization stocks with above-average dividend yields and rising dividends, seeking to provide both income and growth. The portfolio is diversified among common stocks, convertible bonds, convertible preferred stocks and Real Estate Investment Trusts. Securities in the portfolio often have value the sub-adviser believes is not fully recognized in the general market.

The sub-adviser divides the Fund's assets among each of these three strategies, with about 40% of the assets allocated to each of the growth equity and value equity strategies and about 20% to the equity income strategy.

The sub-adviser will typically sell a security if the security reaches its target price, negative changes occur with respect to the issuer or its industry, or there is a significant change in one or more of the characteristics applicable to the security's selection. However, the Fund may continue to hold equity securities that no longer meet the selection criteria but that the sub-adviser deems suitable investments in view of the Fund's investment objective.

Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in the common stock of U.S. companies and may invest the balance in other securities, such as common stock of foreign issuers, corporate debt obligations, U.S. government securities, preferred stock, convertible stock, warrants and rights to buy common stock, real estate investment trusts, repurchase agreements and money market instruments. Although the Fund emphasizes investment-grade securities (or unrated securities that the sub-adviser deems to be of comparable quality), the Fund may invest in non-investment-grade securities.


PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:


     o MARKET RISK. Because the Fund invests primarily in stocks of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

     o    NON-INVESTMENT   GRADE  RISK.  A  non-investment  grade  security  may
          fluctuate more in value, and present a greater risk of default, than a higher-rated security.


In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.




ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. The Fund may take a temporary, defensive position by investing a substantial portion of its assets in U.S. government securities, cash, cash equivalents and repurchase agreements. Taking a defensive position may reduce the potential for appreciation in the Fund's portfolio. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

DERIVATIVES. The Fund may also use derivative instruments, such as options, futures contracts and indexed securities, which are subject to transaction costs and certain risks, such as unanticipated changes in securities prices. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.


The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.